As filed with the Securities and Exchange Commission on
                           October 4, 2004
                         Registration No.
          (Investment Company Act Registration No. 811-05133)
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                U.S. SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
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                             FORM N-14
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        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

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                   Pre-Effective Amendment No. / /
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                   Post-Effective Amendment No. / /

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                 (Check appropriate box or boxes)
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                    PUTNAM HIGH INCOME BOND FUND
         (Exact Name of Registrant as Specified in Charter)

        One Post Office Square, Boston, Massachusetts 02109
           (Address of Principal Executive Offices)
                           617-292-1000
                 (Area Code and Telephone Number)

                         ---------------
                  BETH S. MAZOR, Vice President
                   PUTNAM HIGH INCOME BOND FUND
                     One Post Office Square
                  Boston, Massachusetts 02109
            (Name and address of Agent for Service)
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                           Copy to:
                   JOHN W. GERSTMAYR, Esquire
                        ROPES & GRAY LLP
                     One International Place
                  Boston, Massachusetts 02110
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Approximate Date of Proposed Offering:

As soon as practicable after this Registration Statement is declared effective.



CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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Title of Securities Being  Amount Being  Proposed Maximum Offering     Proposed Maximum          Amount of
      Registered            Registered        Price Per Unit        Aggregate Offering Price  Registration Fee
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     Common Shares         8,716,170             $7.87(1)                $68,596,258             $8,691.15
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(1) Average of high and low reported price for common shares on September 28, 2004.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Important information for shareholders of

PUTNAM HIGH INCOME OPPORTUNITIES TRUST AND
PUTNAM HIGH INCOME BOND FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you complete and sign your proxy card, the Trustees of your fund will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, it will be voted in accordance with the Trustees' recommendations on page [ ]. The Trustees recommend that shareholders vote in favor of the proposal described in this document and listed on your proxy card.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which may cost your fund money.

You can vote by returning your proxy card in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy card for the phone number and Web address. If you have any questions, please contact Putnam at 1-800-225-1581 or call your financial advisor.

[Putnam Scales Logo]

TABLE OF CONTENTS

A Message from the Chairman                                      [  ], [  ]
Notice of a Joint Meeting of Shareholders                        [  ]
Combined Prospectus/Proxy Statement                              [  ]

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial advisor.

A Message from the Chairman

Dear Shareholder of Putnam High Income Bond Fund:

[Photo of John A. Hill]

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam High Income Bond Fund ("High Income Bond Fund"). While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

1. Approving a proposed merger of Putnam High Income Opportunities Trust ("High Income Opportunities Trust") into High Income Bond Fund. In this merger, the shares of High Income Opportunities Trust would, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal total net asset value.

The proposed merger is not intended to change significantly the nature of your investment. The investment objective and policies of High Income Opportunities Trust and your fund are substantially similar. Both are closed-end funds that seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio of lower-grade and nonrated convertible securities and non-convertible, high-yield securities. Although the proposed merger will not materially affect the operation of your fund, we are required by the rules of the New York Stock Exchange to solicit your vote on this matter.

The proposal is intended to result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Investment Management, LLC believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's shares. However, there can be no guarantee that the proposed merger will have the intended effect.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581 or call your financial advisor.

Sincerely yours,

[Signature of John A. Hill]

John A. Hill, Chairman


A Message from the Chairman

Dear Shareholder of Putnam High Income Opportunities Trust:

[Photo of John A. Hill]

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam High Income Opportunities Trust ("High Income Opportunities Trust"). While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

1. Approving a proposed merger of High Income Opportunities Trust into Putnam High Income Bond Fund ("High Income Bond Fund"). In this merger, the shares of High Income Opportunities Trust would, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal total net asset value.

The proposed merger is not intended to change significantly the nature of your investment. The investment objective and policies of High Income Bond Fund and your fund are substantially similar. Both are closed-end funds that seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio of lower-grade and nonrated convertible securities and non-convertible, high-yield securities.

The proposal is intended to result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Investment Management, LLC believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's common shares. However, there can be no guarantee that the proposed merger will have the intended effect.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581 or call your financial advisor.

Sincerely yours,

[Signature of John A. Hill]

John A. Hill, Chairman


PUTNAM HIGH INCOME OPPORTUNITIES TRUST ("HIGH INCOME OPPORTUNITIES TRUST") AND PUTNAM HIGH INCOME BOND FUND ("HIGH INCOME BOND FUND")

Notice of a Joint Meeting of Shareholders

* This is the formal agenda for the joint meeting of shareholders. It tells you what matter will be voted on and the time and place of the meeting.

To the Shareholders of High Income Opportunities Trust:

A Meeting of Shareholders of High Income Opportunities Trust will be held on [ ], at [ ], Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of High Income Bond Fund and the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust, and the distribution of such shares to the shareholders of High Income Opportunities Trust in complete liquidation of High Income Opportunities Trust. See page [ ].

To the Shareholders of High Income Bond Fund:

A Meeting of Shareholders of High Income Bond Fund will be held on [ ], at [ ], Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of High Income Bond Fund and the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust, and the distribution of such shares to the shareholders of High Income Opportunities Trust in complete liquidation of High Income Opportunities Trust. See page [ ].

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

[  ], 2004


Prospectus/Proxy Statement

[  ], 2004

This Prospectus/Proxy Statement relates to the proposed merger of Putnam High Income Opportunities Trust ("High Income Opportunities Trust") into Putnam High Income Bond Fund ("High Income Bond Fund"), each located at One Post Office Square, Boston, MA 02109; 1-617-292-1000. As a result of the proposed merger, each shareholder of High Income Opportunities Trust would receive a number of full and fractional shares of High Income Bond Fund of equal net asset value at the date of the exchange to the total net asset value of the shareholder's High Income Opportunities Trust shares.

This Prospectus/Proxy Statement is being mailed on or about [ ], 2004. It explains concisely what you should know before voting on the matter described herein or investing in High Income Bond Fund, a closed-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

A Statement of Additional Information (the "SAI"), dated [ ], 2004, relating to the proposed merger has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus/Proxy Statement. For a free copy of the SAI, please contact us at 1-800-225-1581.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of High Income Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor. Like High Income Bond Fund, High Income Opportunities Trust is in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). High Income Bond Fund and High Income Opportunities Trust are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

The common shares of High Income Bond Fund are listed on the New York Stock Exchange (the "NYSE") under the symbol "PCF," and the common shares of High Income Opportunities Trust are listed on the NYSE under the symbol "PCV." You may inspect reports, proxy material and other information concerning either High Income Bond Fund or High Income Opportunities Trust at the NYSE.

High Income Bond Fund and High Income Opportunities Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

* The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between closed-end funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of each fund approve the merger of High Income Opportunities Trust into High Income Bond Fund and the related transactions contemplated by the Agreement and Plan of Reorganization among each of the funds and Putnam Management, dated as of [ ] (the "Agreement"). The Agreement is attached to this Prospectus/Proxy Statement as Appendix A. If approved by shareholders of each fund, all of the assets of High Income Opportunities Trust will be transferred to High Income Bond Fund in exchange for the issuance and delivery to High Income Opportunities Trust of shares of High Income Bond Fund (the "Merger Shares") with a net asset value equal to the value of High Income Opportunities Trust's assets net of liabilities and for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust. Immediately following the transfer, the Merger Shares received by High Income Opportunities Trust will be distributed to its shareholders, pro rata.

2. What will happen to my shares as a result of the proposed merger?

If you are a shareholder of High Income Opportunities Trust, your shares will, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal aggregate net asset value on the date of the merger. It is possible, however, that the market value of such shares may differ. See question 12 below.

If you are a shareholder of High Income Bond Fund, your shares of High Income Bond Fund will not be directly affected by the merger, but will represent interests in a larger fund pursuing the same investment objectives and policies.

3. Why is the merger being proposed at this time?

Putnam Management proposed the merger of High Income Opportunities Trust into High Income Bond Fund to the funds' Trustees because it believes the proposed merger may result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Management believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's common shares. However, there can be no guarantee that the proposed merger will have the intended effect.

In addition, the merger would offer shareholders of both funds the opportunity to invest in a larger fund with substantially similar investment policies and the potential to achieve greater economies of scale and a lower expense ratio. In addition, the funds are managed by the same investment teams with a common investment process and similar objectives; therefore, the proposed merger would permit the funds' investment teams to focus their efforts on a single fund.

Both funds invest significantly in both high-yield bonds and convertible securities. Convertible securities typically are bonds, preferred stocks or warrants that can be converted into or exchanged for common stock. The convertible securities portion of High Income Bond Fund is a heavily income-oriented portfolio composed of so-called "broken" convertibles, which are convertibles whose underlying equity has fallen to the point where the convertibles trade based primarily on their fixed-income attributes. The convertible securities portion of High Income Opportunities Trust was originally more equity-oriented, emphasizing smaller capitalization issuers. In 2002, however, a number of investment policy changes were made to these funds, including changing the convertible securities portion of High Income Opportunities Trust to permit it to focus its convertible holdings on larger capitalization and "broken" convertibles. As a result, the management of the two funds has converged, and they are now managed in parallel by the same investment management teams.

For these reasons, Putnam Management recommended that High Income Opportunities Trust, which had assets of $72.5 million as of July 31, 2004, be combined with High Income Bond Fund, which had assets of $114.9 million as of July 31, 2004. As High Income Bond Fund is larger than High Income Opportunities Trust, the Trustees believe that it is appropriate for the smaller High Income Opportunities Trust to be merged into High Income Bond Fund.

                            * * *

The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of each fund, the Trustees of the funds, including all of the independent
Trustees, who are not "interested persons" of Putnam Management, unanimously determined that the proposed merger is in the best interests of each fund and recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, policies and restrictions of the two funds compare?

Investment Goals

The investment goals of the funds are identical. Each fund seeks high current income as a primary objective and capital appreciation as a secondary objective. The management of the two funds has converged, and they are now managed in parallel. As of July 31, 2004, each fund had 47-48% of its net assets in convertible securities and 43-44% in high-yield bonds.

Investment Policies

The funds share substantially similar fundamental investment policies, though there are three differences that Putnam Management believes are of little practical importance since, as discussed above, the funds are now managed in parallel. First, High Income Opportunities Trust may borrow up to 10% of the value of its total assets. By contrast, High Income Bond Fund may borrow up to 15% of the value of its total assets. Secondly, High Income Bond Fund may not purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of its net assets. By contrast, High Income Opportunities Trust has a non-fundamental policy under which it may invest up to 15% of its net assets in securities that are restricted as to resale. Third, while both funds are generally prohibited from issuing senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), High Income Opportunities Trust is permitted to issue shares of beneficial interest with preference rights.

The funds share substantially similar non-fundamental investment policies. Each fund will invest, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam Management believes are of comparable credit quality). There are two differences in non-fundamental investment policies that Putnam Management believes are of little practical importance because, as discussed above, the funds are now managed in parallel. First, High Income Bond Fund may invest up to 20% if its net assets in securities principally traded in foreign markets. By contrast, High Income Opportunities Trust may only invest up to 15% of its assets in securities principally traded in foreign markets. Secondly, High Income Bond Fund may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions. High Income Opportunities Trust is not subject to a corresponding restriction.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the proposed merger?

The following tables summarize the maximum fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year as well as the pro forma expenses of High Income Bond Fund. As shown below, the merger is expected to result in decreased total expenses for shareholders of each fund. For more information on the management fees paid by the funds, see "Information about the Funds--Management" below.

                                             High Income     High Income
                                              Bond Fund   Opportunities Trust

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)            None (a)       None (a)
Dividend Reinvestment Plan                     None (b)       None (b)

(a) Shares of either fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each fund.

(b) Each participant in a fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                         High Income       High Income  High Income Bond Fund
                      Opportunities Trust   Bond Fund   (Pro forma combined)

Management Fees            1.35%*             0.75%             0.75%
Other Expenses             0.44%              0.38%             0.29%**
Total Annual Fund
Operating Expenses         1.79%              1.13%             1.04%**

* Includes a quarterly investment management fee based on the average weekly net asset value of the fund at the annual rate of 1.10% and a quarterly administrative service fee based on the average weekly net asset value of the fund at the annual rate of 0.25%.

** Does not reflect non-recurring expenses related to the merger. If such expenses had been reflected, pro forma "other expenses" and Total Annual Fund Operating Expenses would have been 0.34% and 1.09%, respectively.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain fund expenses.

Examples

These examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $1,000 in a fund for the time periods shown. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                  1 Year     3 Years     5 Years     10 Years

High Income Bond Fund               $12        $36         $62         $137
High Income Opportunities Trust     $18        $56         $97         $211
High Income Bond Fund
(Pro forma combined)                $11        $33         $57         $127

6. How does the investment performance of the funds compare?

As shown in the table below, in recent years, the total returns at NAV of High Income Opportunities Trust have approximated those of High Income Bond Fund. Each fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each fund or its investment adviser, market conditions, fluctuations in supply and demand for each fund's shares and changes in each fund's distributions.

TOTAL RETURN FOR PERIODS ENDED 8/31/04

                      High Income Bond Fund   High Income Opportunities Trust
                      NAV       Market Price       NAV       Market Price

1 year               16.40%        12.06%         15.43%         8.01%
5 years              58.79%        36.49%         29.56%        22.95%
Annual average        9.69%         6.42%          5.32%         4.22%
10 years            133.54%       104.14%
Annual average        9.13%         7.40%            --            --
Life of fund*                                     91.47%        69.35%
Annual average       10.12%         9.10%          7.34%         5.91%

*  The inception dates of High Income Bond Fund and High Income
Opportunities Trust were 7/9/87 and 6/29/95, respectively.

The performance information does not account for taxes.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04

                                                          Lipper Convertible
                      Merrill Lynch         JP Morgan      Securities Funds
                     All-Convertible      Global High       (closed-end)
                         Index*          Yield Index**   category average***

1 year                     9.72%              14.62%              10.59%
5 years                   31.43%              38.05%              21.12%
Annual average             5.62%               6.66%               3.80%
10 years                 158.46%             115.52%             113.01%
Annual average             9.96%               7.98%               7.78%
Life of High Income
Bond Fund (7/9/87)           --                  --                8.58%
Annual average
Life of High Income
Opportunities Trust
(6/29/95)                132.87%              92.36%              91.30%
Annual average             9.66%               7.40%               7.27%


*  Primary benchmark for High Income Bond Fund and High Income
Opportunities Trust. This index began operations on 12/31/87.

**  Secondary benchmark for High Income Bond Fund and High Income
Opportunities Trust. This index began operations on 12/31/93.

*** Over the 1-, 5- and 10-year periods ended 8/31/04, there were 13, 8 and 7 funds, respectively, in this Lipper category.

Index and Lipper results should be compared to each fund's performance at NAV.

7. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss will be recognized by the funds or their shareholders directly as a result of the proposed merger. Certain other tax consequences are discussed below under "Information about the Proposed Merger--Federal Income Tax Consequences."

8. Will my dividend be affected by the proposed merger?

The merger will not result in a change in dividend policy. Because the funds' earning rates are currently substantially similar, the merger will not result in any immediate material change in current dividend rate. As of August 31, 2004, the dividend rates for High Income Bond Fund and High Income Opportunities Trust were 6.67% and 6.04%, respectively, and the estimated dividend rate for shares of High Income Bond Fund on a pro forma basis, after giving effect to the merger, would have been 6.67%. As of August 16, 2004, the SEC yields for shares of High Income Bond Fund and High Income Opportunities Trust were 5.76% and 5.11%, respectively. Over the longer term, the level of dividends will depend on market conditions and the ability of Putnam Management to invest the fund's assets, including those received in the merger, in securities meeting High Income Bond Fund's investment objectives and policies.

High Income Bond Fund will not permit any holder of High Income Opportunities Trust shares holding certificates for such shares at the time of the merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until such certificates for High Income Opportunities Trust shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, High Income Bond Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on High Income Opportunities Trust shares in cash.

9. Do the procedures for purchasing and selling shares of the two funds differ?

No. The procedures for purchasing and selling shares of each fund are identical. As closed-end funds, the funds are not required to redeem outstanding shares, and do not continuously offer shares. The funds' shares currently may be bought and sold at prevailing market prices on the NYSE. High Income Bond Fund will apply to list the Merger Shares on the NYSE. It is a condition to the closing of the merger that the Merger Shares be approved for listing.

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved and you are a shareholder of High Income Opportunities Trust, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any. Otherwise, you will be notified in the next annual report of your fund.

11. Will the number of shares I own change?

If you are a shareholder of High Income Opportunities Trust, the number of shares you own will change but the total net asset value of the shares of High Income Bond Fund you receive will equal the total net asset value of the shares of High Income Opportunities Trust that you hold at the time of the merger. If you are a shareholder of High Income Bond Fund, the number of High Income Bond Fund shares you own will not change. Even though the net asset value per share of each fund is different, the total net asset value of a shareholder's holdings will not change as a result of the merger. Of course, the Merger Shares may trade on the NYSE at a discount from net asset value, which might be greater or less than the trading discount of High Income Opportunities Trust shares at the time of the merger.

12. Will the market value of my investment change?

Shares of each fund will continue to be traded on the NYSE until the time of the merger, and may at times trade at a market price greater or less than net asset value. In recent years, shares of both funds have traded at a discount to net asset value. Depending on market conditions immediately prior to the exchange, shares of High Income Bond Fund may trade at a larger or smaller discount to net asset value than shares of High Income Opportunities Trust. This could result in the Merger Shares having a market value that is greater or less than the market value the High Income Opportunities Trust shares currently have.

13. Why is the vote of High Income Bond Fund's shareholders being solicited?

Although High Income Bond Fund will continue its legal existence and operations as before, we are required by the rules of the NYSE to solicit the vote of High Income Bond Fund's shareholders on this matter.

14. What percentage of shareholders' votes is required to approve the merger?

Approval of the merger will require the "yes" vote of the holders of:

* a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and

* the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Trustees believe that the proposed merger is in the best interests of each fund's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Risk Factors

* What are the risks of High Income Bond Fund, and how do they compare with those of High Income Opportunities Trust?

The risks of an investment in High Income Bond Fund (the "fund" as used in the following discussion of main risks) are generally similar to the risks of an investment in High Income Opportunities Trust.

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund's shares may trade at a discount to net asset value. Although the market price of the fund's shares generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of the fund or its investment adviser, market conditions, fluctuations in supply and demand for the fund's shares and changes in fund distributions. As a result, the fund cannot predict whether its shares will trade at, below or above net asset value.

* What are the main investment strategies and related risks of High Income Bond Fund, and how do they compare with those of High Income Opportunities Trust?

Because the funds share substantially similar goals and policies, the risks described below for an investment in High Income Bond Fund are virtually identical to the risks of an investment in High Income
Opportunities Trust.

Any investment carries with it some level of risk that generally reflects its potential for reward. Putnam Management pursues the fund's goal by investing, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam Management believes are of comparable credit quality). Convertible securities typically are bonds, preferred stocks or warrants that can be converted into or exchanged for common stock. A convertible security tends to provide a higher yield than the underlying stock, which may cushion it against declines in the price of that stock. The convertible bonds the fund buys usually have intermediate- to long-term maturities (three years or longer). The fund may invest in companies of any capitalization.

Putnam Management will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

The fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam believes are of equivalent credit quality). We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Putnam Management considers credit ratings in making investment decisions, Putnam Management performs its own investment analysis and does not rely on ratings assigned by the rating agencies. The fund depends more on Putnam Management's ability in buying lower-rated debt than it does in buying investment-grade debt. The fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

A company's convertible securities generally receive payments only after the company has paid the holders of its non-convertible debt; for this reason, the credit risk of a company's convertible securities is generally greater than that of its non-convertible debt.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a umber of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The price of a convertible security normally varies with the price of the underlying stock. Companies Putnam Management believes are undergoing positive change and whose stock Putnam Management believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Putnam Management's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Putnam Management has placed on it.

Foreign investments. The fund may invest up to 20% of its net assets in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investment may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices.

Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

Derivatives. Putnam Management may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. Putnam Management may use derivatives both for hedging and non-hedging purposes. However, Putnam Management may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

Anti-takeover provisions. The fund's agreement and declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund or to cause it to engage in certain transactions or to modify its structure. Such provisions may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting the fund's conversion to open-end status.

Market price of shares. Shares of closed-end investment companies often trade at a discount to their net asset values, and the fund's shares may likewise trade at a discount, although it is possible that they may trade at a premium above net asset value. Net asset value will be reduced immediately following the merger as a result of merger-related expenses. Although the market price of the fund's shares generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of the fund or its investment adviser, market conditions, fluctuations in supply and demand for the fund's shares and changes in fund distributions. As a result, the fund cannot predict whether its shares will trade at, below or above net asset value.

Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in non-convertible preferred stocks and asset-backed securities, which may be subject to other risks, as described in the SAI.

Alternative strategies. Under normal market conditions, Putnam Management keeps the fund's portfolio fully invested, with minimal cash holdings. However, at times Putnam Management may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of the fund's shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit losses. However, Putnam Management may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

An investment in High Income Bond Fund may not be appropriate for all investors, and there is no assurance that High Income Bond Fund will achieve its investment objective. High Income Bond Fund is designed primarily as a long-term investment and not as a trading vehicle.

III.  Information about the Proposed Merger

General. The shareholders of each fund are being asked to approve a merger between High Income Opportunities Trust and High Income Bond Fund pursuant to the Agreement, which is attached to this Prospectus/Proxy Statement as Appendix A. Although the term "merger" is used for ease of reference, the transaction is structured as a transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust and for the issuance and delivery to High Income Opportunities Trust of shares of High Income
Bond Fund equal in aggregate net asset value to the net value of the assets transferred to High Income Bond Fund.

After receipt of the Merger Shares, High Income Opportunities Trust will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of High Income Opportunities Trust, and the legal existence of High Income Opportunities Trust as a separate business trust under Massachusetts law will be terminated. Each shareholder of High Income Opportunities Trust will receive a number of full and fractional Merger Shares equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's High Income Opportunities Trust shares.

Prior to the date of the transfer (the "Exchange Date"), High Income Opportunities Trust will declare a dividend that will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and Plan of Reorganization and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of High Income Opportunities Trust are represented at the meeting in person or by proxy.

The Agreement provides that the investment restrictions of High Income Opportunities Trust will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement.

In the event that the merger does not receive the required approvals, each fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund's respective shareholders.

Trustees' Considerations Relating to the Proposed Merger. The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed mergers, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. The Contract Committee of the Trustees of the Putnam Funds, which consists solely of Trustees who are not "interested persons" of the funds as defined in the 1940 Act (the "independent Trustees"), reviewed the terms of the proposed merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the independent Trustees. Following the conclusion of this process, the Trustees, including all of the independent Trustees, determined that the proposed merger of High Income Opportunities Trust into High Income Bond Fund would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of each fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted the similarity of the funds' investment objectives, policies and restrictions. The Trustees also considered the historical investment performance of each fund and its current distribution rate, as well as the expected savings in annual fund operating expenses for shareholders of the combined fund, based on Putnam Management's unaudited estimates of the funds' expense ratios as of July 31, 2004 and the expected pro forma expense ratios based on combined assets of the funds as of the same date, as shown in the table below:

                                          Total Expenses

High Income Bond Fund                          1.08%
High Income Opportunities Trust                1.78%
High Income Bond Fund Pro Forma Combined       1.04%

The Trustees also considered the tax effects of the proposed merger. In particular, using data as of July 31, 2004, they reviewed the historical and pro forma tax attributes of the funds and examined the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds (see "Federal Income Tax Consequences" below). The Trustees noted that since the funds had relatively similar gain/loss positions at that time, there was no significant prospect that one fund's shareholders would have been placed at a disadvantage, for example, due to the spreading of their losses (which are a potential tax benefit) among a larger group of shareholders. The Trustees also noted that, at that time, since each fund had significant capital loss carryforwards of its own, the impact of the loss limitation rules governing the use of pre-merger losses by the combined fund was expected to be modest. The effect of this limitation on the proposed merger, however, will depend on the amount of losses in each fund at the time of the merger.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, fees associated with registering the sale of High Income Bond Fund's shares to be issued in the proposed merger, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the proposed merger and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees and set forth in the Agreement. Accordingly, the funds are expected to bear these costs in the following amounts:

High Income Bond Fund               $26,887 (0.02% of July 31, 2004 assets)
High Income Opportunities Trust     $57,752 (0.08% of July 31, 2004 assets)

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) the classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to its benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets, average duration and average credit quality of each fund; (8) the current dividend rates and SEC yield for each fund; and (9) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that High Income Bond Fund will acquire all of the assets of High Income Opportunities Trust in exchange for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust and for the issuance of and delivery to High Income Opportunities Trust of Merger Shares equal in aggregate net asset value to the aggregate net asset value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m., Boston time, on [ ], or such other date as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

High Income Opportunities Trust will sell all of its assets to High Income Bond Fund, and in exchange, High Income Bond Fund will assume all of the liabilities of High Income Opportunities Trust and deliver to High Income Opportunities Trust a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of assets of High Income Opportunities Trust, less the value of the liabilities of High Income Opportunities Trust assumed by High Income Bond Fund. The Agreement provides that the investment restrictions of High Income Opportunities Trust will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement.

Immediately following the Exchange Date, High Income Opportunities Trust will distribute pro rata to its shareholders of record, as of the close of business on the Exchange Date, the full and fractional Merger Shares received by High Income Opportunities Trust. As a result of the proposed merger, each shareholder of High Income Opportunities Trust will receive a number of Merger Shares equal in aggregate net asset value at the Exchange Date to the net asset value of High Income Opportunities Trust shares held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Income Bond Fund in the name of such shareholders, each account representing the respective number of full and fractional Merger Shares due such shareholder. New certificates for Merger Shares will be issued only upon written request.
If you hold certificates for shares of High Income Opportunities Trust, you will not, following the merger, be able to receive any dividends or transfer your High Income Bond Fund shares until you have delivered your High Income Opportunities Trust share certificates to Putnam Fiduciary Trust Company.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date, by mutual consent of High Income Bond Fund and High Income Opportunities Trust or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of each fund approve the proposed merger, High Income Opportunities Trust will liquidate such of its portfolio securities as High Income Bond Fund shall indicate it does not wish to acquire. The Agreement provides that the liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed upon by High Income Opportunities Trust and High Income Bond Fund. High Income
Opportunities Trust shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed prior to the Exchange Date. There can be no assurance that such liquidation will be accomplished prior to the Exchange Date. To the extent the liquidation is not accomplished prior to the Exchange Date, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of High Income Bond Fund. Putnam Management does not expect that High Income Bond Fund will require High Income Opportunities Trust to make any significant dispositions of securities in connection with the proposed merger.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the merger and related transactions are estimated to be $159,264, of which $84,639 will be paid by the funds and the balance will be paid by Putnam Management. These fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitations for each fund will be borne by that fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of High Income Bond Fund or High Income Opportunities
Trust as a "regulated investment company" within the meaning of Section
851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares, which are shares of High Income Bond Fund, will be issued to High Income Opportunities Trust's shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are fully paid and nonassessable when issued and will have no preemptive or conversion rights. The Merger Shares will be transferable without restriction.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of High Income Bond Fund. However, High Income Bond Fund's agreement and declaration of trust disclaims shareholder liability for acts or obligations of High Income Bond Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by High Income Bond Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of High Income Bond Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which High Income Bond Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of High Income Opportunities Trust are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund's obligation to consummate the reorganization, each fund will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by High Income Bond Fund of substantially all of the assets of High Income Opportunities Trust solely in exchange for Merger Shares and the assumption by High Income Bond Fund of liabilities of High Income Opportunities Trust followed by the distribution by High Income Opportunities Trust to its shareholders of Merger Shares in complete liquidation of High Income Opportunities Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of
Section 368(a) of the Code, and High Income Opportunities Trust and High Income Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by High Income Bond Fund or High Income Opportunities Trust upon the transfer of High Income Opportunities Trust's assets to and the assumption of High Income Opportunities Trust's liabilities by High Income Bond Fund or upon the distribution of the Merger Shares to High Income Opportunities Trust's shareholders in liquidation of High Income Opportunities Trust;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of High Income Opportunities Trust on the exchange of their shares of High Income Opportunities Trust for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by High Income Opportunities Trust's shareholders will be the same as the aggregate tax basis of High Income Opportunities Trust shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of High Income Opportunities Trust will include the holding periods of High Income Opportunities Trust shares exchanged therefor, provided that at the time of the reorganization High Income Opportunities Trust shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by High Income Bond Fund upon the receipt of assets of High Income Opportunities Trust in exchange for Merger Shares and the assumption by High Income Bond Fund of the liabilities of High Income Opportunities Trust;

(vii) under Section 362(b) of the Code, the tax basis in the hands of High Income Bond Fund of the assets of High Income Opportunities Trust transferred to High Income Bond Fund will be the same as the tax basis of such assets in the hands of High Income Opportunities Trust immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of High Income Opportunities Trust in the hands of High Income Bond Fund will include the periods during which such assets were held by High Income Opportunities Trust; and

(ix) High Income Bond Fund will succeed to and take into account the items of High Income Opportunities Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

High Income Bond Fund will file the tax opinion with the SEC at a future date. This description of the federal income tax consequences of the proposed merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

High Income Bond Fund's ability to carry forward the pre-merger losses of High Income Opportunities Trust will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the merger. For example, if the merger were to have occurred on July 31, 2004, approximately 20% of High Income Opportunities Trust's losses would have been unavailable post-merger due to the tax law's loss limitation rules. High Income Bond Fund's losses, however, would have been available to help mitigate the effect of this limitation. If no merger occurred on July 31, 2004, High Income Opportunities Trust would have been able to realize gains equal to approximately 30% of its pre-merger net asset value over the years remaining until its capital loss carryforwards expire without creating any tax liability. In contrast, post-merger, the shareholders of High Income Opportunities Trust would have been shielded from realized gains of approximately 19% of post-merger net asset value.

Capitalization. The following table shows the capitalization of the funds as of February 29, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

(UNAUDITED)

                                                    High Income
                                     High Income    Opportunities   Pro Forma
                                     Bond Fund      Trust           Combined*

Net assets+ (000's omitted)           $118,385      $74,760          $193,105
Shares outstanding (000's omitted)      13,826        3,713            22,559
Net asset value per share                $8.56       $20.14             $8.56

+ Net assets for each fund reflect proxy-related costs and, in the case of High Income Bond Fund, the SEC registration fee.

* Pro forma combined net assets reflect legal and accounting merger-related costs.

Unaudited pro forma combining financial statements of the funds as of February 29, 2004, and for the twelve-month period then ended, are included in the SAI. Because the Agreement provides that High Income Bond Fund will be the surviving fund following the proposed merger and because High Income Bond Fund's investment objective and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of High Income Opportunities Trust to High Income Bond Fund as contemplated by the Agreement.

The Trustees, including the independent Trustees, unanimously recommend approval of the proposed merger.

IV. Information about the Funds

High Income Bond Fund and High Income Opportunities Trust are both Massachusetts business trusts and are both diversified, closed-end management investment companies. High Income Bond Fund was organized on April 28, 1987, and High Income Opportunities Trust was organized on February 23, 1995.

Financial Highlights. The financial highlights tables are intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant fund, assuming reinvestment of all dividends and distributions. This information has been derived from the funds' financial statements. For High Income Bond Fund's last five fiscal years (excluding the unaudited information for this fund for the six months ended February 29, 2004), High Income Bond Fund's financial statements have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. For High Income Opportunities Trust's last five fiscal years, High Income Opportunities Trust's financial statements have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
PUTNAM HIGH INCOME BOND FUND
(For a common share outstanding throughout the period)

                                     Six months ended
                                       February 29
Per-share                               (unaudited)             Year ended August 31
operating performance                      2004      2003      2002      2001      2000      1999
Net asset value, beginning of period      $7.73     $6.56     $7.30     $8.09     $8.32     $8.82
Investment operations:
Net investment income (a)                  0.29      0.58      0.60      0.67      0.74      0.82
Net realized and unrealized gain           0.82      1.15     (0.72)    (0.71)    (0.12)    (0.33)
(loss) on investments
Total from investment operations           1.11      1.73     (0.12)    (0.04)     0.62      0.49
Less distributions:                       (0.28)    (0.56)    (0.62)    (0.75)    (0.85)
From net investment income                   --        --        --        --        --     (0.81)
From net realized gains
on investments                               --        --        --        --        --     (0.18)
Total distributions                       (0.28)    (0.56)    (0.62)    (0.75)    (0.85)    (0.99)
Net asset value, end of period            $8.56     $7.73     $6.56     $7.30     $8.09     $8.32
Market price, end of period               $7.92     $7.31     $6.35     $7.45     $7.94     $8.81
Total return at
market price (%) (b)                      12.29*    24.73     (6.77)     3.91      0.78     10.29
Ratios and supplemental data
Net assets, end of
period (in thousands)                  $118,412  $106,934   $90,561  $100,130  $110,839  $113,576
Ratio of expenses
to average net
assets (%) (c)                              .53*     1.13      1.10      1.14      1.11      1.11
Ratio of net investment
income to average
net assets (%)                            3.46*      8.20      8.65      8.91      9.03      9.72
Portfolio turnover (%)                   30.02*     69.94     56.70    106.41     26.31     78.62


Per-share                                              Year ended August 31
operating performance                      1998      1997      1996      1995      1994
Net asset value, beginning of period     $10.35     $9.48     $9.49     $9.13     $9.52
Investment operations:
Net investment income                      0.90      0.86      0.88      0.79      0.78
Net realized and unrealized gain          (1.20)     0.92     (0.04)     0.42     (0.30)
(loss) on investments
Total from investment operations          (0.30)     1.78      0.84      1.21      0.48
Less distributions:
From net investment income                (0.85)    (0.85)    (0.85)    (0.85)    (0.87)
From net realized gains
on investments                            (0.38)    (0.06)       --        --        --
Total distributions                       (1.23)    (0.91)    (0.85)    (0.85)    (0.87)
Net asset value, end of period            $8.82    $10.35     $9.48     $9.49     $9.13
Market price, end of period               $8.94    $10.56    $10.13    $10.00     $9.75
Total return at
market price (%) (b)                      (4.74)    14.29     10.63     12.60      6.84
Ratios and supplemental data
Net assets, end of
period (in thousands)                  $119,193  $138,400  $125,864  $124,911  $118,988
Ratio of expenses
to average net
assets (%) (c)                             1.13      1.03      1.06      1.00      1.04
Ratio of net investment
income to average
net assets (%)                             9.01      8.80      9.19      8.73      8.23
Portfolio turnover (%)                    59.13     58.88     56.82     61.19     52.10

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts.




FINANCIAL HIGHLIGHTS
PUTNAM HIGH INCOME OPPORTUNITIES TRUST
(For a common share outstanding throughout the period)
                                                                                                                  For the period
                                    Year ended                              Year ended     Year ended            June 29, 1995+ to
Per-share                           February 29   Year ended February 28    February 29   February 28               February 29,
operating performance                  2004      2003      2002      2001      2000      1999      1998      1997      1996
Net asset value,
beginning of period                  $16.39    $17.56    $19.81    $24.03    $22.93    $27.57    $26.40    $26.43    $24.85 (d)
Investment operations:
Net investment income (a)              1.31      1.11      1.17      1.33      1.38      1.86      1.76      1.77      1.17
Net realized and unrealized gain
(loss) on investments                  3.76     (1.06)    (2.20)    (3.69)     1.81     (3.69)     2.49      1.54      1.63
Total from investment operations       5.07      0.05     (1.03)    (2.36)     3.19     (1.83)     4.25      3.31      2.80
Less distributions:
From net investment income            (1.32)    (1.22)    (1.22)    (1.58)    (1.73)    (1.91)    (1.77)    (2.00)    (1.15)
From net realized gain
on investments                           --        --        --     (0.28)    (0.36)    (0.90)    (1.31)    (1.34)    (0.07)
Total distributions                   (1.32)    (1.22)    (1.22)    (1.86)    (2.09)    (2.81)    (3.08)    (3.34)    (1.22)
Net asset value, end of period       $20.14    $16.39    $17.56    $19.81    $24.03    $22.93    $27.57    $26.40    $26.43
Market price, end of period          $18.44    $15.73    $16.55    $18.88    $18.75    $22.50    $27.31    $24.38    $22.63
Total return at
market price (%) (b)                  26.26      2.77     (5.95)    11.00     (7.49)    (7.47)    26.03     23.54     (4.53)*
Ratios and supplemental data
Net assets, end of period
(total funds) (in thousands)        $74,778   $60,837   $65,192   $73,540   $89,214   $85,134  $102,112   $97,791   $97,881
Ratio of expenses
to average
net assets (%) (c)                     1.79      1.81      1.78      1.72      1.71      1.78      1.71      1.72      1.14*
Ratio of net investment
income to average
net assets (%)                         7.09      6.75      6.34      6.13      5.89      7.31      6.45      6.66      4.56*
Portfolio turnover (%)                68.16    111.75    116.87     99.42     65.85     56.58     60.69     70.33     38.92*

+ Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage services arrangements.

(d) Represents initial net asset value of $25.00 less offering expenses of $0.15.  Original offering costs were reduced by
    $0.03 to reflect actual cost incurred.


Investment Restrictions. Each fund has adopted investment restrictions that may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy. High Income Bond Fund may not:

(i) Borrow money or issue senior securities (as defined in the 1940
Act), except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(iii) Purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the fund's net assets.

(iv) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(v) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options.

(vi) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(vii) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(viii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(ix) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

The following non-fundamental investment policy of High Income Bond Fund may be changed by the Trustees without shareholder approval:

The fund may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

High Income Opportunities Trust shares substantially the same fundamental investment restrictions with respect to restrictions (ii) and (iv) through (ix) above. However, High Income Opportunities Trust substitutes the following for High Income Bond Fund's restriction (i) above, so that High Income Opportunties Trust may not:

* Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under the restriction below (borrowing money) or with respect to transactions involving futures contracts, options and other financial instruments.

* Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

In addition, with respect to High Income Bond Fund's restriction (iii) above (a prohibition against purchasing securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the fund's net assets), High Income Opportunities Trust has no similarly stated restriction. Instead, High Income Opportunities Trust has a non-fundamental policy under which it may invest up to 15% of its net assets in securities that are restricted as to resale.

Finally, with respect to High Income Bond Fund's non-fundamental investment policy regarding a prohibition against investing in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions, High Income Opportunities Trust has no corresponding restriction.

All percentage limitations on investments (other than pursuant to the non-fundamental investment restriction) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the fundamental investment restrictions listed above, the other investment policies described in this Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

Management. Each fund's Trustees oversee the general conduct of each fund's business. The funds have the same Trustees. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for each fund and managing each fund's other affairs and business.

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. High Income Bond Fund pays such fee at the following annual rates: 0.75% on the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any excess over $1.5 billion of such average net asset value. High Income Opportunities Trust pays such fee at the annual rate of 1.10% of average weekly net assets. In addition, High Income Opportunities Trust pays a separate administrative services fee at the annual rate of 0.25% of average weekly net assets.

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises each fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments Trust, a Massachusetts business trust owned by Putnam, LLC, which is also the parent company of Putnam Retail Management Limited Partnership, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Value and Core Fixed Income Teams are responsible for the day-to-day management of each fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the teams' management of each fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

Portfolio leader       Since    Experience

David L. King          2002     1983 - Present       Putnam Management

Portfolio members      Since    Experience

George P. Maris        2004     1999 - Present       Putnam Management

Robert L. Salvin       2004     2000 - Present       Putnam Management
                                Prior to July 2000   BancBoston Robertson
                                                     Stephens

The funds pay all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Fiduciary Trust Company, One Post Office Square, Boston,
Massachusetts 02109, is the custodian of the funds' securities. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, as division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for the funds.

Regulatory Matters and Litigation. On April 8, 2004, Putnam Management entered into agreements with the SEC and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.

Description of Fund Shares. The Trustees of each fund have authority to issue an unlimited number of shares of beneficial interest without par value in such classes and series as may be provided for in the Bylaws. Except for the Merger Shares to be issued in the merger, neither fund has a present intention of offering additional shares. All other offerings of a fund's shares require approval of the Trustees. Any additional offering of common shares would be subject to the requirements of the 1940 Act that such shares may not be sold at a price per common share below the then current net asset value per share, exclusive of underwriting discounts and commissions, except in connection with an offering to existing common shareholders or with the consent of the holders of a majority of a fund's outstanding common shares.

The outstanding shares of each fund are, and the Merger Shares, when issued and sold, will be fully paid and non-assessable by the fund. The outstanding shares of each fund have, and the Merger Shares will have, no preemptive, conversion, exchange or redemption rights. Each share of a fund has one vote, with fractional shares voting proportionately, and is freely transferable. Common shares of High Income Bond Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2003 of 99,993 shares. Common shares of High Income Opportunities Trust also are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2003 of 35,075 shares.

Set forth below is information about each fund's securities as of July 31, 2004 (except where otherwise noted):

HIGH INCOME BOND FUND

                            Amount         Amount           Amount
Title of Class            Authorized     Held by Fund     Outstanding

Common Shares              unlimited          0           13,825,527

HIGH INCOME OPPORTUNITIES TRUST

                            Amount         Amount           Amount
Title of Class            Authorized     Held by Fund     Outstanding

Common Shares              unlimited          0            3,712,567

Repurchase of shares. Because each fund is a closed-end investment company, shareholders of each fund do not, and will not, have the right to redeem their shares. A fund, however, may repurchase its shares from time to time in open-market or private transactions when it can do so at prices below the current net asset value per share and on terms that represent a favorable investment opportunity. The funds currently are authorized to make periodic repurchases of shares in open-market transactions at times when discount levels make such purchases an attractive investment, although neither fund has recently done so or has any current plan to do so.

Shares of the funds trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

Determination of net asset value. The net asset value of each fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open by dividing the total value of its assets, less liabilities, by the number of its shares outstanding.

Securities for which market quotations are readily available are valued at market values. Short-term investments that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Dividend reinvestment plan. Each fund offers a dividend reinvestment plan (each, a "Plan"). If a shareholder has elected to participate in a Plan, all income dividends and capital gains distributions are automatically reinvested in additional shares of a fund. Reinvestment transactions are executed by Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA (617-937-6300) (the "Plan Agent"). If a shareholder is not participating in a Plan, every month the shareholder will receive all dividends and/or capital gains distributions in cash, paid by check and mailed directly to the shareholder. If a shareholder would like to participate in a Plan, the shareholder may instruct Putnam Investor Services (which provides certain administrative and bookkeeping services to a Plan) to enroll the shareholder. The Plan Agent will automatically reinvest subsequent distributions, and Putnam Investor Services will send the shareholder a confirmation in the mail telling the shareholder how many additional shares were issued to the shareholder's account. For both High Income Bond Fund and High Income Opportunities Trust shareholders, shareholders are automatically enrolled in a Plan and must elect not to participate in a Plan. Holders of High Income Opportunities Trust shares who have elected not to participate in High Income Opportunities Trust's Plan will, if the merger is approved, be deemed to have elected not to participate in High Income Bond Fund's Plan.

Shareholders may contact Putnam Investor Services either in writing, at P.O. Box 41203, Providence, RI 02940-1203, or by telephone at
1-800-225-1581 during normal East Coast business hours.

If the market price of a fund's shares is equal to or exceed their net asset value on the payment date, the shareholder will be issued shares of the fund at a value equal to the higher of the net asset value or 95% of the market price on that date. This discount reflects savings in underwriting and other costs that the fund would otherwise incur. If net asset value exceeds the market price of the shares at the time, or if a fund declares any distribution payable only in cash, the Plan Agent will buy fund shares for participating accounts in the open market. If the market price of fund shares rises to exceed the net asset value before the open-market purchase has been completed, or if the Plan Agent is not able to complete the open-market purchases within a specified time (generally seven days), the Plan Agent will invest the uninvested portion in newly issued shares at a value equal to the greatest of:

* The net asset value of the shares on the date they are issued,

* 95% of the fair market value of shares on the payment date for the distribution, or

* 95% of the fair market value of shares on the date they are issued.

Participants may withdraw from a Plan at any time by notifying Putnam Investor Services, either in writing or by telephone. If a participant withdraws from a Plan (or if a Plan is terminated), the participant will receive certificates for whole shares credited to the participant's account, as well as a cash payment for any fraction of a share credited to the participant's account. There is no penalty for withdrawing from or not participating in a Plan.

Putnam Investor Services maintains all participants' accounts in a Plan on behalf of the Plan Agent and furnishes written confirmation of all transactions, including information needed by participants for tax records. Each participant's shares will be held by Putnam Investor Services in the participant's name, and each participant's proxy will include those shares purchased through a Plan.

There are no brokerage charges applied to shares issued directly by a fund as a result of dividends or capital gains distributions. However, each participant pays a proportionate share of brokerage commissions incurred if the Plan Agent purchases additional shares on the open market, in accordance with a Plan. In each case, the cost of shares purchased for each participant's account will be the average cost (including brokerage commissions) of any shares so purchased, plus the cost of any shares issued by a fund. If a participant instructs the Plan Agent to sell the participant's shares, the participant will incur brokerage commissions for the sale.

Reinvesting dividends and capital gains distributions in shares of a fund does not relieve a participant of tax obligations, which are the same as if the participant had received cash distributions. Putnam Investor Services supplies tax information to the participant and to the IRS annually and complies with all IRS withholding requirements. A fund reserves the right to amend a Plan to include service charges, to make other changes or to terminate a Plan upon 30-days' written notice.

If a shareholder's shares are held in the name of a broker or nominee offering a dividend reinvestment service, the shareholder should consult the shareholder's broker or nominee to ensure that an appropriate election is made on the shareholder's behalf. If the broker or nominee holding the shareholder's shares does not provide a reinvestment service, the shareholder may need to register the shareholder's shares in the shareholder's own name in order to participate in a Plan.

In situations where a bank, broker or nominee holds shares for others, a Plan will be administered according to instructions and information provided by the bank, broker or nominee.

It may be necessary to suspend operation of High Income Opportunities Trust's Plan for one or two dividend payments immediately prior to the combination so that all purchase activity under the Plan is settled in advance of the effective date of merger. In that event all shareholders, including those in the Plan, will receive those dividends in cash.

Dividends and distributions. Each fund has a policy to make monthly distributions to shareholders from net investment income.

Net investment income of each fund consists of all interest and other income (excluding capital gains and losses) accrued on portfolio assets, less all expenses of each fund allocable thereto. Income and expenses of each fund are accrued each day.

To permit each fund to maintain a more stable monthly distribution, each fund may from time to time pay out less than the entire amount of available net investment income to shareholders earned in any particular period. Any such amount retained by a fund would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income actually earned by that fund during such period. For information concerning the tax treatment of distributions to common shareholders, see the discussion under "Taxation" below. Both funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

Common shareholders may have their dividend or distribution checks sent to parties other than themselves. A "Dividend Order" form is available from Putnam Investor Services, mailing address: P.O. Box 41203, Providence, Rhode Island 02940-1203. After Putnam Investor Services receives this completed form with all registered owners' signatures guaranteed, the shareholder's distribution checks will be sent to the bank or other person that the shareholder has designated.

For information concerning the tax treatment of such dividends and distributions to shareholders, see the discussion under "Taxation" below.

Declaration of Trust and Bylaws. Each fund's agreement and declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds (three-fourths in the case of High Income Opportunities Trust) of the outstanding shares of a fund is required to authorize any of the following actions:

(1) merger or consolidation of the fund,

(2) sale of all or substantially all of the assets of the fund,

(3) liquidation or dissolution of the fund,

(4) conversion of the fund to an open-end investment company, or

(5) amendment of the agreement and declaration of trust to reduce the two-thirds (three-fourths in the case of High Income Opportunities Trust) vote required to authorize the actions in (1) through (4) above unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees (in the case of High Income Opportunities Trust, three-fourths of the total number of Trustees and three-fourths of the total number of Continuing Trustees, which is a Trustee (i) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (ii) who has been a Trustee for a period of at least twelve months), in which case the affirmative vote of a majority of the shares entitled to vote (in the case of High Income Opportunities Trust, the lesser of (1) more than 50% of the outstanding fund shares or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy) is required.

The Trustees have determined that the two-thirds and three-fourths voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of High Income Bond Fund and High Income Opportunities Trust, respectively, and their respective shareholders generally. Reference is made to the agreement and declaration of trust of each fund, on file with the SEC, for the full text of these provisions.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction and may have the net effect of inhibiting the fund's conversion to open-end status.

Taxation. The following federal tax discussion is based on the advice of Ropes & Gray LLP, counsel to the funds, and reflects provisions of the Code, existing treasury regulations, rulings published by the Service, and other applicable authority, as of the date of this Prospectus/Proxy Statement.

These authorities are subject to change by legislative or administrative action.

The following discussion is only a summary of some of the important tax considerations generally applicable to investments in High Income Bond Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in High Income Bond Fund may be subject to state and local taxes. Because High Income Bond Fund will be the surviving fund if the merger is approved, the discussion deals only with the taxation of High Income Bond Fund.

High Income Bond Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the fund so qualifies, it will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by High Income Bond Fund to its shareholders must qualify for the dividends-paid deduction.

Fund distributions designated as "tax-exempt dividends" are not generally subject to federal income tax. In addition, an investment in the fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund's ordinary income and will be taxable to shareholders as such when it is distributed.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" are taxable as ordinary income.
Generally, gains realized by a fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax-exempt.

Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Any gain resulting from the sale of fund shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

For taxable years beginning on or before December 31, 2008, the fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income," provided the fund meets holding period and other requirements. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the fund with a correct taxpayer identification number.

Trading Information. The following chart shows quarterly per share trading information for the past two fiscal years and the current fiscal year of the funds, as listed on the NYSE:

HIGH INCOME BOND FUND
(Unaudited)
                Market     Market    Closing    Closing   Premium or
                 High       Low       Market      NAV     (Discount)
 Quarter        Price      Price      Price       ($)     to NAV (%)
  Ended          ($)        ($)        ($)

 8/31/02        7.09        5.75      6.35       6.56       (3.20)
11/30/02        6.52        5.80      6.47       6.69       (3.29)
 2/28/03        6.97        6.30      6.87       6.91       (0.58)
 5/31/03        7.43        6.80      7.39       7.52       (1.73)
 8/31/03        7.90        7.10      7.31       7.73       (5.43)
11/30/03        7.70        7.27      7.38       8.14       (9.34)
 2/29/04        8.16        7.36      7.92       8.56       (7.48)
 5/31/04        8.02        6.95      7.33       8.27      (11.37)
 8/31/04        7.68        7.16      7.62       8.37       (8.96)

HIGH INCOME OPPORTUNITIES TRUST
(Unaudited)
                Market     Market    Closing    Closing   Premium or
                 High       Low       Market      NAV     (Discount)
 Quarter        Price      Price      Price       ($)     to NAV (%)
  Ended          ($)        ($)        ($)

 2/28/02       17.25       16.35      16.55      17.56      (5.75)
 5/31/02       16.87       16.24      16.39      17.63      (7.03)
 8/31/02       16.44       14.14      15.20      15.81      (3.86)
11/30/02       15.70       14.00      15.31      15.97      (4.13)
 2/28/03       15.74       14.59      15.73      16.39      (4.03)
 5/31/03       17.15       15.50      17.04      17.92      (4.91)
 8/31/03       18.00       16.90      17.40      18.30      (4.92)
11/30/03       18.22       17.29      17.47      19.20      (9.01)
 2/29/04       19.23       17.70      18.44      20.14      (8.44)
 5/31/04       18.77       16.42      17.30      19.44     (11.01)
 8/31/04       17.53       16.95      17.50      19.67     (11.03)

On August 31, 2004, the latest practicable date for which such information is available, the market price, net asset value per share and discount to net asset value were $7.62, $8.37, and 8.96%, respectively, for High Income Bond Fund and $17.50, $19.67, and 11.03%, respectively, for High Income Opportunities Trust.

V. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of High Income Opportunities Trust into High Income Bond Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Joint Meeting of Shareholders (the "Meeting"). The Meeting is to be held on [ ] at [ ] at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [ ].

As of July 31, 2004, there were 3,712,567 outstanding shares of beneficial interest of High Income Opportunities Trust, and 13,825,527 outstanding shares of beneficial interest of High Income Bond Fund.
Only shareholders of record on [ ] will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required vote. Proxies are being solicited from each fund's shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of:

* a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and

* the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Record date, quorum and method of tabulation. Shareholders of record of each fund at the close of business on [ ] (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for action by shareholders of each fund at the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the relevant fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

Share ownership. As of August 31, 2004, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund and, to the knowledge of each fund, no person (other than The Depository Trust Company ("DTC")) owned of record or beneficially 5% or more of the outstanding shares of the fund. In addition, upon consummation of the proposed merger, to the knowledge of the fund, no such person (other than DTC) is expected to own of record or beneficially 5% or more of the outstanding shares of the combined fund.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of each fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Each fund may also arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. If you wish to speak to a representative, call [ ]. The procedure for solicitation of proxies by telephone is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Each fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of each fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Fiduciary Trust Company, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet or by automated telephone, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Each Fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, each fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense [ ], to aid in the solicitation of instructions for nominee and registered accounts for a fee not to exceed [$] for High Income Bond Fund and [$] for High Income Opportunities Trust, plus reasonable out-of-pocket expenses for mailing and phone costs. Subject to Putnam Management's agreement to limit such expenses, the expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the funds (addressed to the funds' Clerk at the principal office of the funds, One Post Office Square, Boston, Massachusetts 02109), (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Each fund pays the costs of any additional solicitation and of any adjourned session for that fund subject to Putnam Management's agreement, as set forth in the Agreement, to limit the expenses incurred by each fund in connection with the transactions contemplated by the Agreement.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of [ ] in Boston, Massachusetts, by and among Putnam High Income Bond Fund, a Massachusetts business trust ("Acquiring Fund"), Putnam High Income Opportunities Trust, a Massachusetts business trust ("Acquired Fund") and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund a number of full and fractional shares of beneficial interest of Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the aggregate value of the assets of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund assumed by Acquiring Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date Merger Shares, each shareholder being entitled to receive that proportion of such Merger Shares that the number of shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.


AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund. Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended August 31, 2003, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended February 29, 2004 have been furnished to Acquired Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectuses (as defined below).

(e) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 2003 and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(g) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, the proxy statement of Acquired Fund included therein (the "Acquired Fund Proxy Statement") and the proxy statement of Acquiring Fund included therein (the "Acquiring Fund Proxy Statement" and, together with the Acquired Fund Proxy Statement, the "Proxy Statements"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7(a) and at the Exchange Date, each prospectus contained in the Registration Statement (collectively, the "Prospectuses"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectuses or the Proxy Statements made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectuses or the Proxy Statements.

(h) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectuses, or the Proxy Statements.

(i) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(k) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund. Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquired Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended February 29, 2004, such statements and schedule having been audited by KPMG LLP, independent registered public accounting firm, have been furnished to Acquiring Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of February 29, 2004, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement.

(e) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 29, 2004 and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 29, 2004, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(g) The Registration Statement, the Prospectuses and the Proxy Statements, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectuses, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectuses or the Proxy Statements, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectuses and Proxy Statements shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(h) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectuses or the Proxy Statements.

(i) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(k) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of February 29, 2004 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(m) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(n) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of each of Acquired Fund and Acquiring Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after February 29, 2004 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of each of Acquired Fund and Acquiring Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on [ ] or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the shares of Acquired Fund assumed by Acquiring Fund on that date, determined as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the shares of Acquired Fund and the value of the liabilities attributable to the shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Merger Shares and the value of the assets and liabilities of the shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) The investment restrictions of Acquired Fund shall be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e) Acquiring Fund shall issue the Merger Shares to Acquired Fund in a certificate registered in the name of Acquired Fund. Acquired Fund shall distribute the Merger Shares to the shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each shareholder of Acquiring Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation for each fund will be borne by that fund, (ii) the cost of the SEC registration fee will be borne by Acquiring Fund and (iii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided, however, that the Expenses to be borne by the Acquired Fund will not exceed $267,888, the Expenses to be borne by the Acquiring Fund will not exceed $26,887 and the remainder of any Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Each of Acquired Fund and Acquiring Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectuses and the Proxy Statements.

8. Conditions to Acquiring Fund's obligations. The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least three-fourths of the total number of Trustees then in office and by at least three-fourths of the total number of Continuing Trustees (a "Continuing Trustee" being a Trustee (1) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (2) who has been a Trustee for a period of at least twelve months) then in office of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) holders of the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of Acquired Fund are represented at the meeting in person or by proxy;
(iii) holders of a majority of the outstanding shares of Acquiring Fund voted, if holders of more than 50% of such shares are represented at the meeting in person or by proxy; and (iv) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since October 31, 2003 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from KPMG LLP dated the Exchange Date, setting forth findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the taxable period from March 1, 2004 to the Exchange
Date Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray
LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectuses and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Agreement and Declaration of Trust or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund's Agreement and Declaration of Trust, Bylaws, then-current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund's whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of
Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after February 29, 2004, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after February 29, 2004, and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from KPMG LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Acquiring Fund's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(r) That the Merger Shares shall have been approved for listing by the New York Stock Exchange.

9. Conditions to Acquired Fund's obligations.  The obligations of
Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least three-fourths of the total number of Trustees then in office and by at least three-fourths of the total number of Continuing Trustees (a "Continuing Trustee" being a Trustee (1) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (2) who has been a Trustee for a period of at least twelve months) then in office of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) holders of the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of Acquired Fund are represented at the meeting in person or by proxy;
(iii) holders of a majority of the outstanding shares of Acquiring Fund voted, if holders of more than 50% of such shares are represented at the meeting in person or by proxy; and (iv) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since August 31, 2003, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and, assuming that the Prospectuses, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund's Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and
(vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray
LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by Acquired Fund shareholders on the exchange of their shares of Acquired Fund for Merger Shares, (iv) the aggregate basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor and (v) an Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund's shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That the Merger Shares shall have been approved for listing by the New York Stock Exchange.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectuses, the Proxy Statements or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectuses, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM HIGH INCOME BOND FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM HIGH INCOME BOND FUND SUCH REGISTRATION IS NOT REQUIRED."


and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Acquired Fund and Acquiring Fund are on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of each Trust, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.


                               PUTNAM HIGH INCOME BOND FUND

                               By:  __________________________
                               Executive Vice President

                               PUTNAM HIGH INCOME OPPORTUNITIES TRUST

                               By:  __________________________
                               Executive Vice President

                               PUTNAM INVESTMENT MANAGEMENT, LLC

                               By:  __________________________
                               Managing Director


For more information about
High Income Bond Fund and High Income Opportunities Trust

High Income Bond Fund's statement of additional information (SAI) and the funds' annual and semi-annual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus/proxy statement, which means it is part of this prospectus/proxy statement for legal purposes. The funds' annual and semi-annual reports discuss the market conditions and investment strategies that significantly affected the fund's performance during the relevant period. Shareholders of the funds may get free copies of these materials, request other information about the funds, or make shareholder inquiries, by contacting their financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


TABLE OF CONTENTS

I. Synopsis                                                      [  ]
II. Risk Factors                                                 [  ]
III. Information about the Proposed Merger                       [  ]
IV. Information about the Funds                                  [  ]
V. Information about Voting and the Shareholder Meeting          [  ]
Appendix A--Agreement and Plan of Reorganization                 [  ]

[Putnam Scales Logo]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581


PUTNAM INVESTMENTS

P.O. BOX 9132
HINGHAM, MA  02043-9132

Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE

Call us toll-free at
1-888-221-0697

* Enter the 14-digit control number printed on your proxy card.

* Follow the automated telephone directions.

* There is no need for you to return your proxy card.

2
INTERNET

Go to
https://www.proxyweb.com/Putnam

* Enter the 14-digit control number printed on your proxy card.

* Follow the instructions on the site.

* There is no need for you to return your proxy card. 3

MAIL

Mail in the proxy card attached below:

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

This proxy is solicited on behalf of the Trustees of the Fund.

Proxy for a meeting of shareholders to be held on [ ], for Putnam High Income Bond Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam High Income Bond Fund on [ ] at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------                 -----------------
Shareholder/Co-owner sign(s) here        Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign, When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------


Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or Automated Telephone or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

FOR                           AGAINST                       ABSTAIN

[   ]                         [   ]                         [   ]

1. Approval of an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam High Income Bond Fund and the assumption by Putnam High Income Bond Fund of the liabilities of Putnam High Income Opportunities Trust, and the distribution of such shares to the shareholders of Putnam High Income Opportunities Trust in complete liquidation of Putnam High Income Opportunities Trust.

Note:  If you have any questions on the proposal, please call 1-800-225-1581


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


PUTNAM INVESTMENTS

P.O. BOX 9132
HINGHAM, MA  02043-9132

Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE

Call us toll-free at
1-888-221-0697

* Enter the 14-digit control number printed on your proxy card.

* Follow the automated telephone directions.

* There is no need for you to return your proxy card.

2
INTERNET

Go to
https://www.proxyweb.com/Putnam

* Enter the 14-digit control number printed on your proxy card.

* Follow the instructions on the site.

* There is no need for you to return your proxy card. 3

MAIL

Mail in the proxy card attached below:

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

This proxy is solicited on behalf of the Trustees of the Fund.

Proxy for a meeting of shareholders to be held on [ ], for Putnam High Income Opportunities Trust.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam High Income Opportunities Trust on [ ] at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------                 -----------------
Shareholder/Co-owner sign(s) here        Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign, When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------


Do you have any comments?

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PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or Automated Telephone or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

FOR                           AGAINST                       ABSTAIN

[   ]                         [   ]                         [   ]

1. Approval of an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam High Income Bond Fund and the assumption by Putnam High Income Bond Fund of the liabilities of Putnam High Income Opportunities Trust, and the distribution of such shares to the shareholders of Putnam High Income Opportunities Trust in complete liquidation of Putnam High Income Opportunities Trust.

Note:  If you have any questions on the proposal, please call 1-800-225-1581


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


PUTNAM HIGH INCOME BOND FUND

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION

[  ], 2004

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of Putnam High Income Bond Fund ("High Income Bond Fund") dated [ ] relating to the sale of all or substantially all of the assets of Putnam High Income Opportunities Trust ("High Income Opportunities Trust" and, together with High Income Bond Fund, the "funds") to High Income Bond Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581.


CHARGES AND EXPENSES...................................................[  ]
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS..............[  ]
TAXES................................................................. [  ]
MANAGEMENT............................................................ [  ]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
AND FINANCIAL STATEMENTS.............................................. [  ]
APPENDIX A............................................................ [  ]


CHARGES AND EXPENSES

Management fees

Under a Management Contract dated as of July 11, 1991, High Income Bond Fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 0.75% of the first $500 million of average weekly net assets.

Under a Management Contract dated as of May 5, 1995, High Income
Opportunities Trust pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 1.10% of average weekly net assets.

For the past three fiscal years, pursuant to its management contract, each fund incurred the following fees:

                    Fiscal   Management
Fund name           year     fee paid

HIGH INCOME BOND    2003     $728,049
FUND                2002     $719,134
                    2001     $777,389

HIGH INCOME         2004     $754,094
OPPORTUNITIES       2003     $671,383
TRUST               2002     $752,422

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                                      Fiscal   Brokerage
Fund name                             year     commissions

HIGH INCOME BOND FUND                 2003     $13,900
                                      2002     $12,156
                                      2001     $41,001

HIGH INCOME OPPORTUNITIES TRUST       2004     $15,431
                                      2003     $47,530
                                      2002     $41,893

The brokerage commissions for High Income Bond Fund's two most recent fiscal years were lower than the brokerage commissions for the fund's 2001 fiscal year due to decreases in trading volume. The brokerage commissions for High Income Opportunities Trust's most recent fiscal year were lower than the brokerage commissions for the fund's 2002 and 2003 fiscal years due to a decrease in trading volume.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

                        Dollar value of        Percentage of       Amount of
Fund name             these transactions     total transactions   commissions

HIGH INCOME
BOND FUND                   $662,966               4.75%             $2,395

HIGH INCOME
OPPORTUNITIES TRUST         $481,011               3.74%               $665

Administrative Services Fees

Under an Administrative Services Contract dated as of May 5, 1995, High Income Opportunities Trust pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 0.25% of average weekly net assets.

For the past three fiscal years, pursuant to its administrative services contract, High Income Opportunities Trust incurred the following fees:

                      Administrative services
Fiscal year                  fee paid

2004                          $172,216
2003                          $152,838
2002                          $171,165

Administrative expense reimbursement

Each fund reimbursed Putnam Management for administrative services during its most recent fiscal year, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

                                                       Portion of total
                                                       reimbursement for
                                        Total          compensation and
Fund name                            Reimbursement      contributions

HIGH INCOME BOND FUND                   $6,321             $4,962

HIGH INCOME OPPORTUNITIES TRUST         $5,937             $4,697

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of each fund's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam funds as of December 31, 2003.

                                         Dollar range of   Aggregate dollars
                       Dollar range of   High Income       range of shares
                       High Income       Opportunities     held in all of
                       Bond Fund         Trust             the Putnam funds
Name of Trustee        shares owned      shares owned      overseen by Trustee
------------------------------------------------------------------------------
Jameson A. Baxter      $1-10,000         $1-10,000         over $100,000
Charles B. Curtis      $1-10,000         $1-10,000         over $100,000
John A. Hill           $1-10,000         $1-10,000         over $100,000
Ronald J. Jackson      $1-10,000         $1-10,000         over $100,000
Paul L. Joskow         $1-10,000         $1-10,000         over $100,000
Elizabeth T. Kennan    $1-10,000         $1-10,000         over $100,000
John H. Mullin, III    $1-10,000         $1-10,000         over $100,000
Robert E. Patterson    $1-10,000         $1-10,000         over $100,000
W. Thomas Stephens     $1-10,000         $1-10,000         over $100,000
*George Putnam, III    $1-10,000         $1-10,000         over $100,000
*A.J.C. Smith          $1-10,000         $1-10,000         over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the funds or Putnam Management. Messrs. Putnam, III and Smith are deemed "interested persons" by virtue of their positions as officers of the funds, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of the funds and each of the other Putnam funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc.

Each independent Trustee of the funds receives a fee for his or her services to each fund. Each independent Trustee of a fund also receives fees for serving as Trustee of other Putnam funds. Each independent Trustee of the Putnam funds receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each Putnam fund. Mr. Putnam also receives the foregoing fees for his service as Trustee of each Putnam fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The
Board Policy and Nominating Committee, which consists solely of independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting.

HIGH INCOME BOND FUND

Audit and Pricing Committee                      23
Board Policy and Nominating Committee             8
Brokerage and Custody Committee                   7
Communication, Service and Marketing Committee   11
Contract Committee                               16
Distributions Committee                           5
Executive Committee                               1
Investment Oversight Committee                   31

HIGH INCOME OPPORTUNITIES TRUST

Audit and Pricing Committee                      16
Board Policy and Nominating Committee             6
Brokerage and Custody Committee                   4
Communication, Service and Marketing Committee   10
Contract Committee                               15
Distributions Committee                           6
Executive Committee                               1
Investment Oversight Committees                  30

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for its most recent fiscal year, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:


                                                                Pension or
                               Pension or                       retirement
                               retirement      Aggregate         benefits
                Aggregate       benefits      Compensation      accrued as     Estimated annual      Total
               Compensation    accrued as      from High       part of High     benefits from     compensation
                from High     part of High      Income           Income          all Putnam        from all
               Income Bond    Income Bond    Opportunities    Opportunities       funds upon         Putnam
Trustees/Year    Fund (1)    Fund expenses     Trust (1)      Trust expenses    retirement (2)    funds (3)(4)
-----------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)          $871          $231            $628            $191              $100,000          $215,500

Charles B. Curtis/
2001              $859          $288            $619            $185              $100,000          $210,250

John A. Hill/
1985 (5)(7)     $1,346          $291          $1,022            $225              $200,000          $413,625

Ronald J. Jackson/
1996 (5)          $861          $235            $626            $180              $100,000          $214,500

Paul L. Joskow/
1997 (5)          $852          $168            $621            $128              $100,000          $215,250

Elizabeth T. Kennan/
1992              $868          $299            $614            $232              $100,000          $207,000

Lawrence J. Lasser/
1992 (8)            --           $36              --             $88               $93,333                $0

John H. Mullin, III/
1997 (5)          $861          $258            $619            $198              $100,000          $208,750

Robert E. Patterson/
1984              $849          $162            $622            $127              $100,000          $206,500

George Putnam, III/
1984 (7)        $1,062          $134            $771            $104              $125,000          $260,500

A.J.C. Smith/
1986 (6)            --          $312              --            $241                    --                $0

W. Thomas Stephens/
1997 (5)          $852          $235            $613            $179              $100,000          $206,500

W. Nicholas Thorndike/
1992 (9)          $672          $385            $622            $300              $100,000          $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflects benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike resigned from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management."

Share ownership

At August 31, 2004, the officers and Trustees of High Income Bond Fund as a group owned less than 1% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of the shares of the fund. At August 31, 2004 the officers and Trustees of High Income Opportunities Trust as a group owned less than 1% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of the shares of the fund.

Investor servicing and custody fees and expenses

During its most recent fiscal year, each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

HIGH INCOME BOND FUND                 $194,952
HIGH INCOME OPPORTUNITIES TRUST       $162,222

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and principal risks described in the Prospectus, each fund may employ other investment practices and may be subject to other risks, which are described below. Certain investment strategies and risks that are described briefly in the Prospectus are described in greater detail below.

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of each fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit each fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and each fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, each fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, each fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, each fund may engage in both "transaction hedging" and "position hedging." Each fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, a fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.

Each fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

Each fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes a fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives a fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives a fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives a fund the right to purchase the currency at the exercise price until the expiration of the option.

Each fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities a fund intends to buy are denominated, when a fund holds cash or short-term investments). For position hedging purposes, a fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

Each fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. A fund receives a premium from writing a call or put option, which increases a fund's current return if the option expires unexercised or is closed out at a net profit. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Each fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in a fund's best interest but that securities denominated in that currency are unattractive. In that case a fund may purchase a currency forward contract or option in order to increase its exposure to the currency.
In accordance with SEC regulations, a fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions.
Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although each fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

Each fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to a fund's investments in foreign securities and to a fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and a fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. Each fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are segregated by its custodian). In the case of put options, a fund will segregate assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised. In addition, a fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, a fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. Each fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since a fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. Each fund may purchase call options to hedge against an increase in the price of securities that a fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if a fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. Each fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

Each fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Each fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans

Each fund may invest in "loan participations." By purchasing a loan participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which a fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to a fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, a fund may purchase an assignment of a portion of a lender's interest in a loan.
In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving principal, interest and other amounts with respect to the underlying loan. When a fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a fund may also involve loans made in foreign currencies. A fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by a fund or held in a fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price a fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect a fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of a fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on a fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to a fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.

Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.

Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Stand-by commitments. When a fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. A fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. A fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by a fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from a fund's portfolio, but Putnam Management will consider such an event in its determination of whether a fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. Each fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by a fund.

Municipal leases. Each fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which a fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by a fund and the value of a fund's portfolio could be materially affected by such changes in law, the Trustees of a fund would reevaluate its investment objective and policies and consider changes in the structure of a fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

A fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price. A fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law each fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If a fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Upon entering into a contract, a fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to a fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when a fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Each fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on a fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of a fund's net assets.

Each fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. Each fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. A fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, a fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If a fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, a fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, each fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

Each fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking each fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time a fund will buy securities intending to seek short-term trading profits. A change in the securities held by a fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause a fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of a fund's investment policies, under certain market conditions a fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in a fund's portfolio.

Securities Loans

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

Each fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is each fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, a fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if a fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if a fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when a fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a fund's other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.

Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

Each fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.

A fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to a fund, or a fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which a fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the Prospectus or in this SAI. A fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and Sector Groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in each fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the funds. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from each fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, a fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by a fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. Each fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of a fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends.
Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If a fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of a fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a fund's book income is less than its taxable income, (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If a fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by a fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements included in this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of a fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition.
 In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
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Name, Address (1), Date of
Birth, Position(s) Held
with Fund and Length of            Principal
Service as a Putnam Fund       Occupation(s) During        Other Directorships
Trustee (2)                       Past 5 Years             Held by Trustee
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Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital
                                a private investment firm  imaging firm), Ryerson Tull, Inc.
                                that she founded in 1986.  (a steel service corporation),
                                                           Advocate Health Care and BoardSource
                                                           (formerly the National Center for Nonprofit
                                                           Boards).  She is Chairman Emeritus of the
                                                           Board of Trustees, Mount Holyoke College,
                                                           having served as Chairman for five years and
                                                           as a board member for thirteen years.  Until
                                                           2002, Ms. Baxter was a Director of Intermatic
                                                           Corporation (a manufacturer of energy control
                                                           products).
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Charles B. Curtis               President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001   Operating Officer,         Relations and the Trustee Advisory Council
                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                (a private foundation      Hopkins University. Until 2003, Mr. Curtis was
                                dealing with national      a Member of the Electric Power Research
                                security issues) and       Institute Advisory Council and the University
                                serves as Senior Advisor   of Chicago Board of Governors for Argonne
                                to the United Nations      National Laboratory. Prior to 2002, Mr. Curtis
                                Foundaton. From August     was a Member of the Board of Directors of the
                                1997 to December 1999,     Gas Technology Institute and the Board of
                                Mr. Curtis was a partner   Directors of the Environment and Natural
                                at Hogan & Hartson         Resources Program Steering Committee, John F.
                                L.L.P., a Washington, DC   Kennedy School of Government, Harvard
                                law firm.                  University. Until 2001, Mr. Curtis was a Member
                                                           of the Department of Defense Policy Board and
                                                           Director of EG&G Technical Services, Inc.
                                                           (a fossil energy research and development
                                                           support company).
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John A. Hill                    Vice Chairman, First       Director of Devon Energy Corporation,
(1/31/42),                      Reserve Corporation (a     TransMontaigne Oil Company, Continuum
Trustee since 1985 and          private equity buyout      Health Partners of New York and various
Chairman since 2000             firm that specializes      private companies controlled by First
                                in energy investments      Reserve Corporation, as well as a Trustee
                                in the diversified         of TH Lee Putnam Investment Trust (a
                                world-wide energy          closed-end investment company advised by an
                                industry).                 affiliate of Putnam Management).  He is also
                                                           a Trustee of Sarah Lawrence College.
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Ronald J. Jackson               Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                Foundation (a charitable trust).  He is also
Trustee since 1996                                         a Member of the Board of Overseers of WGBH (a
                                                           public television and radio station) as well as
                                                           a Member of the Board of Overseers of the
                                                           Peabody Essex Museum.
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Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK-based
Trustee since 1997              Killian Professor of       holding company with interests in electric and
                                Economics and Management   gas transmission and distribution and
                                and Director of the        telecommunications infrastructure) and
                                Center for Energy and      TransCanada Corporation (an energy company
                                Environmental Policy       focused on natural gas transmission and power
                                Research at the            services). He also serves on the board of the
                                Massachusetts Institute    Whitehead Institute for Biomedical Research
                                of Technology.             (a non-profit research institution) and has
                                                           been President of the Yale University Council
                                                           since 1993. Prior to February 2002, he was a
                                                           Director of State Farm Indemnity Company (an
                                                           automobile insurance company), and prior to
                                                           March 2000, he was a Director of New England
                                                           Electric System (a public utility holding
                                                           company).
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Elizabeth T. Kennan             Partner in Cambus-Kenneth  Lead Director of Northeast Utilities and is a
(2/25/38), Trustee              Farm (thoroughbred horse   Director of Talbots, Inc. (a distributor of
since 1992                      and cattle breeding).      women's apparel). She is a Trustee of National
                                She is President Emeritus  Trust for Historic Preservation, of Centre
                                of Mount Holyoke College.  College and of Midway College (in Midway,
                                                           Kentucky). She is also a Member of The Trustees
                                                           of Reservations. Prior to 2001, Dr. Kennan
                                                           served on the oversight committee of the Folger
                                                           Shakespeare Library. Prior to September 2000,
                                                           she was a Director of Chastain Real Estate;
                                                           prior to June 2000, she was a Director of Bell
                                                           Atlantic Corp.; and prior to November 1999,
                                                           she was a Director of Kentucky Home Life
                                                           Insurance Co.
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John H. Mullin, III             Chairman and CEO of        Director of The Liberty Corporation (a
(6/15/41), Trustee              Ridgeway Farm (a limited   broadcasting company), Progress Energy, Inc. (a
since 1997                      liability company engaged  utility company, formerly known as Carolina
                                in timber and farming).    Power & Light) and Sonoco Products, Inc. (a
                                                           packaging company).  Mr. Mullin is Trustee
                                                           Emeritus of The National Humanitites Center and
                                                           Washington & Lee University, where he served as
                                                           Chairman of the Investment Committee. Until
                                                           February 2004 and May 2001, he was a Director
                                                           of Alex Brown Realty, Inc. and Graphic
                                                           Packaging International Corp., respectively.
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Robert E. Patterson             Senior Partner of Cabot    Chairman of the Joslin Diabetes Center and a
(3/15/45), Trustee              Properties, L.P. and       Director of Brandywine Trust Company. Prior to
since 1984                      Chairman of Cabot          June 2003 and December 2001, Mr. Patterson
                                Properties, Inc. (a        served as a Trustee of Sea Education Association
                                private equity firm        and Cabot Industrial Trust, respectively.
                                specializing in real
                                estate investments).
                                Prior to December 2001,
                                he was President of Cabot
                                Industrial Trust (a
                                publicly traded real
                                estate investment
                                trust).
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens              Serves on a number         Director of Xcel Energy Incorporated (a public
(9/2/42), Trustee               of corporate boards.       utility company) and TransCanada Pipelines
since 1997                                                 Limited. Until 2004, Mr. Stephens was a Director
                                                           of Qwest Communications and Norske Canada, Inc.
                                                           (a paper manufacturer).  Until 2003, Mr.
                                                           Stephens was a Director of Mail-Well, Inc. (a
                                                           diversified printing company). Prior to July
                                                           2001, Mr. Stephens was Chairman of Mail-Well;
                                                           and prior to October 1999, he was CEO of
                                                           MacMillan-Bloedel, Ltd. (a forest products
                                                           company).
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Interested Trustees
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*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                            research services) and     Education Association.
                                of New Generation
                                Advisers, Inc. (a
                                registered investment
                                adviser to private funds).
                                Both firms he founded
                                in 1986.
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith                   Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee              Investments and Director   with over thirty institutional investors).  He
since 1986                      of and Consultant to       is also a Trustee of the Carnegie Hall Society,
                                Marsh & McLennan           the Educational Broadcasting Corporation and the
                                Companies, Inc. Prior      National Museums of Scotland.  He is Chairman of
                                to May 2000 and November   the Central Park Conservancy and a Member of the
                                1999, Mr. Smith was        Board of Overseers of the Joan and Sanford I.
                                Chairman and CEO,          Weill Graduate School of Medical Sciences of
                                respectively, of Marsh     Cornell University.
                                & McLennan Companies, Inc.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2003, there were 101 Putnam funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the funds, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs.
  Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the funds, Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh
  & McLennan Companies, Inc. Mr. Putnam, III is the President of each fund and each of the other Putnam funds. Mr. Smith is Chairman of Putnam
  Investments and serves as Director of and Consultant to Marsh & McLennan
  Companies, Inc.




Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address (1), Date of
Birth, Position(s) Held       Length of service with
with Fund                     the Putnam Funds           Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments and
(7/26/38), Executive                                     Putnam Management.
Vice President, Associate
Treasurer and Principal
Executive Officer
-----------------------------------------------------------------------------------------------------------
Jonathan S. Horwitz           Since 2004                 Managing Director, Putnam Investments.
(6/4/55), Senior Vice
President and Treasurer
-----------------------------------------------------------------------------------------------------------
Steven D. Krichmar            Since 2002                 Senior Managing Director, Putnam Investments.
(6/27/58), Vice President                                Prior to 2001, Mr. Krichmar was a partner at
and Principal Financial                                  PricewaterhouseCoopers LLP.
Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments.
(1/24/58), Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments.
(4/6/58), Vice President
-----------------------------------------------------------------------------------------------------------
Daniel T. Gallagher           Since 2004                 Vice President, Putnam Investments. Prior to 2004,
(2/27/62), Vice President                                Mr. Gallagher was an attorney for Ropes & Gray
and Legal and Compliance                                 LLP; prior to 2000, he was a law clerk for the
Liaison Officer                                          Massachusetts Supreme Judicial Court.
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Francis J. McNamara, III      Since 2004                 Senior Managing Director, Putnam Investments,
(8/19/55), Vice President                                Putnam Management and Putnam Retail Management.
and Chief Legal Officer                                  Prior to 2004, Mr. McNamara was General Counsel
                                                         of State Street Research & Management Company.
-----------------------------------------------------------------------------------------------------------
Charles A. Ruys de Perez      Since 2004                 Managing Director, Putnam Investments.
(6/17/57), Vice President
and Chief Compliance
Officer
-----------------------------------------------------------------------------------------------------------
James P. Pappas               Since 2004                 Managing Director, Putnam Investments and Putnam
(2/24/53), Vice President                                Management. During 2002, Mr. Pappas was Chief
                                                         Operating Officer of Atalanta/Sosnoff Management
                                                         Corporation. Prior to 2001, he was President and
                                                         Chief Executive Officer of UAM Investment
                                                         Services, Inc.
-----------------------------------------------------------------------------------------------------------
Richard S. Robie, III         Since 2004                 Senior Managing Director, Putnam Investments,
(3/30/60), Vice President                                Putnam Management and Putnam Retail Management.
                                                         Prior to 2003, Mr. Robie was Senior Vice President
                                                         of United Asset Management Corporation.
-----------------------------------------------------------------------------------------------------------
Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent registered public accounting firms and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent registered public accounting firms, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the funds or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and
(3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Drs. Joskow (Chairperson) and Kennan, and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of the funds or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products, and proposed structural changes to existing funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and the management of the closed-end funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson), and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Each independent Trustee of the funds receives a fee for his or her services to each fund. Each independent Trustee of a fund also receives fees for serving as Trustee of other Putnam funds. Each independent Trustee of the Putnam funds receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each Putnam fund. Mr. Putnam also receives the foregoing fees for his service as Trustee of each Putnam fund. For details of Trustees' fees paid by each fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses."

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Each fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the funds who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by each fund.

The Management Contract

Under a Management Contract between each fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees and under a Management Contract for each fund, Putnam Management also manages, supervises and conducts the other affairs and business of each fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses." Putnam Management's compensation under the Management Contract may be reduced in any year if a fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of a fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the Prospectus.

In addition to the fee paid to Putnam Management, each fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for each fund's most recent fiscal year is included in "Charges and Expenses." Putnam Management pays all other salaries of officers of each fund. Each fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. Each fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

The Management Contract provides that Putnam Management shall not be subject to any liability to a fund or to any shareholder of a fund for any act or omission in the course of or connected with rendering services to a fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of each fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of a fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the applicable fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage a fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; and a fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which a fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

The Administrative Services Contract

High Income Opportunities Trust pays Putnam Management a quarterly administrative service fee at the annual rate of 0.25% of its average net asset value pursuant to an Administrative Services Contract between the fund and Putnam Management. Under the terms and conditions of the Administrative Services Contract, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Portfolio Transactions

Investment decisions. Investment decisions for a fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. Each fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" for information concerning commissions paid by each fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by a fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of each fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Personal Investments by Employees of Putnam Management and Officers and Trustees of the Funds

Employees of Putnam Management and officers and Trustees of the funds are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management (The Putnam Investments' Code of Ethics) and by the funds (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the funds. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the funds who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the funds; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the funds, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The funds' Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics. You may review and copy the Codes of Ethics at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access this information on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the funds' investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by each fund as an expense of each fund's shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of each fund.

PFTC is the custodian of each fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling each fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by each fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by a fund. Each fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of each fund or decides which securities each fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. Each fund pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

Each fund may from time to time pay custodial or investor servicing agent expenses in full or in part through the placement by Putnam Management of each fund's portfolio transactions with the subcustodians or with a third party broker having an agreement with the subcustodians. See "Charges and expenses" for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Funds and the Independent Trustees

Ropes & Gray LLP serves as counsel to the funds and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues.
The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site at www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts
02110, is the independent registered public accounting firm for High
Income Bond Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for High Income Bond Fund. KPMG LLP, 99 High Street, Boston,
Massachusetts 02110, is the independent registered public accounting firm for High Income Opportunities Trust, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for High Income Opportunities Trust. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Registered Public Accounting Firm and financial statements included in High Income Bond Fund's Annual Report for the fiscal year ended August 31, 2003, filed electronically on October 29, 2003 (File No. 811-05133), (ii) the unaudited financial highlights and financial statements included in High Income
Bond Fund's Semi-Annual Report for the six months ended February 29,
2004, filed electronically on May 4, 2004 (File No. 811-05133) and (iii) the Report of Independent Registered Public Accounting Firm and financial statements included in High Income Opportunities Trust's
Annual Report for the fiscal year ended February 29, 2004, filed electronically on May 4, 2004 (File No. 811-07253). The audited financial statements for High Income Bond Fund and High Income Opportunities Trust incorporated by reference into this Statement of Additional Information have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP and KPMG LLP, respectively, given on their authority as experts in auditing and accounting.

Putnam High Income Opportunities Trust

and

Putnam High Income Bond Fund

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of February 29, 2004, and the unaudited proforma combining statement of operations for the twelve months ended February 29, 2004 presents the results of operations of Putnam High Income Bond Fund as if the combination with Putnam High Income Opportunities Trust had been consummated at March 1, 2003. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at March 1, 2003. These historical statements have been derived from Putnam High Income Bond Fund's and Putnam High Income Opportunities Trust's books and records utilized in calculating daily net asset value at February 29, 2004, and for the twelve month period then ended.

The proforma statements give effect to the proposed transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the assumption by Putnam High Income Bond Fund of all of the liabilities of Putnam High Income Opportunities Trust and for a number of Putnam High Income Bond Fund's shares equal in value to the value of the net assets of Putnam High Income Opportunities Trust transferred to Putnam High Income Bond Fund. Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam High Income Bond Fund for pre-combination periods will not be restated.
The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam High Income Bond Fund and Putnam High Income Opportunities Trust incorporated by reference in this statement of additional information.


Putnam High Income Bond Fund
(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities
2/29/04

                                                                   Putnam
                                                    Putnam           High
                                                      High         Income
                                               Income Bond  Opportunities       Pro Forma       Pro Forma
                                                      Fund          Trust     Adjustments        Combined
---------------------------------------------------------------------------------------------------------
Assets
  Investments in securities, at value         $120,865,185    $75,317,156                    $196,182,341
  Cash                                             290,964         63,810                         354,774
  Dividends, interest and other receivables      1,310,228        841,634                       2,151,862
  Receivable for securities sold                   275,772        185,468                         461,240
  Receivable for open forward currency contracts     1,440            878                           2,318
  Receivable for closed forward currency
  contracts                                          3,906          2,500                           6,406

  Total assets                                 122,747,495     76,411,446                     199,158,941

Liabilities
  Distributions payable to shareholders            637,975        426,972                       1,064,947
  Payable for securities purchased                 550,560        354,732                         905,292
  Payable for compensation of Manager              213,469        243,975                         457,444
  Payable for investor servicing and
  custodian fees                                    31,983         26,480                          58,463
  Payable for Trustee compensation and expenses     27,485         25,219                          52,704
  Payable for administrative services                1,104            737                           1,841
  Payable for open forward currency contracts           12              7                              19
  Payable for closed forward currency contracts     19,890         12,149                          32,039
  Collateral on securities loaned, at value      2,796,349        518,764                       3,315,113
  Other accrued expenses                            56,976         24,380          84,639 B       165,995

  Total liabilities                              4,335,803      1,633,415          84,639       6,053,857

  Net assets                                  $118,411,692    $74,778,031         (84,639)   $193,105,084

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  Common Shares
  Net assets                                  $118,411,692    $74,778,031         (84,639) B $193,105,084
  Shares outstanding                            13,825,527      3,712,567       5,021,046  C   22,559,140
  Net asset value per share                          $8.56         $20.14                           $8.56
---------------------------------------------------------------------------------------------------------
  Cost of investments                         $110,242,660    $69,504,531                    $179,747,191
  Value of securities on loan                    2,704,897        504,669                       3,209,566
---------------------------------------------------------------------------------------------------------




Proforma Combining
Statement of Operations
Twelve months ended February 29, 2004
(Unaudited)

                                                              Putnam High
                                               Putnam High         Income
                                               Income Bond  Opportunities       Pro Forma       Pro Forma
                                                      Fund          Trust     Adjustments        Combined
---------------------------------------------------------------------------------------------------------
Investment Income
Interest                                         7,447,217     $5,033,320                     $12,480,537
Dividends                                        1,709,390      1,069,886                       2,779,276
Securities lending                                   2,328          5,970                           8,298
Total investment income                          9,158,935      6,109,176                      15,268,111

Expenses:
Compensation of Manager                            809,138        929,310       $(289,525) A    1,448,923
Investor servicing and custodian fees              205,335        162,222         (81,056) A      286,501
Compensation of Trustees and expenses               16,165         11,103          (5,010) A       22,258
Administrative Services                              6,730          4,656                          11,386
Auditing                                            65,127         39,765         (26,175) A       78,717
Other Expenses                                      86,407         82,929         (30,305) A      139,031
---------------------------------------------------------------------------------------------------------
Total Expenses                                   1,188,902      1,229,985        (432,071)      1,986,816
---------------------------------------------------------------------------------------------------------
Expense reduction                                   (2,083)        (2,543)             --          (4,626)
---------------------------------------------------------------------------------------------------------
Net expenses                                     1,186,819      1,227,442        (432,071)      1,982,190
---------------------------------------------------------------------------------------------------------
Net investment income                            7,972,116      4,881,734         432,071      13,285,921
---------------------------------------------------------------------------------------------------------
Net realized gain on investments                 3,506,020      2,177,134                       5,683,154
Net realized loss on credit default contracts     (139,322)       (89,702)                       (229,024)
Net realized loss on foreign currency
transactions                                       (48,164)       (30,543)                        (78,707)
Net unrealized appreciation of assets and
liabilities in foreign currency during
the year                                             2,447          1,670                           4,117
Net unrealized appreciation of investments
and credit default contracts during the year    19,331,223     11,911,511                      31,242,734
---------------------------------------------------------------------------------------------------------
Net gain on investments                         22,652,204     13,970,070                      36,622,274
---------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                      $30,624,320    $18,851,804        $432,071     $49,908,195
---------------------------------------------------------------------------------------------------------




The Proforma Combining Investment Portfolio of Putnam High
Income Bond Fund and Putnam High Income Opportunities Trust
February 29, 2004 (unaudited)
                                                                      Putnam                  Putnam
                                                                   High Income              High Income             Profoma
                                                                    Bond Fund           Opportunities Trust         Combined

Corporate bonds and notes (a)                                                 41.0%                   42.2%                 41.5%
                                                               Principal     Value    Principal      Value   Principal     Value
                                                                amount                 amount                 amount

Basic Materials                                                                3.9%                   3.9%                   3.9%
                                                              -------------------------------------------------------------------
 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009  $1,000       $1,078     $1,000      $1,078     $2,000      $2,156
 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                  95,000      104,500     55,000      60,500    150,000     165,000
 AK Steel Corp. company guaranty 7 3/4s, 2012                   10,000        8,600     10,000       8,600     20,000      17,200
 AK Steel Corp. company guaranty 7 7/8s, 2009                  110,000       97,350     51,000      45,135    161,000     142,485
 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008   80,000       91,000     50,000      56,875    130,000     147,875
 Armco, Inc. sr. notes 8 7/8s, 2008                             40,000       35,200     40,000      35,200     80,000      70,400
 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)   55,000       47,025     35,000      29,925     90,000      76,950
 Better Minerals & Aggregates Co. company guaranty 13s, 2009    75,000       54,000     45,000      32,400    120,000      86,400
 Compass Minerals Group, Inc. company guaranty 10s, 2011       100,000      114,000     70,000      79,800    170,000     193,800
 Compass Minerals International Inc. stepped-coupon zero % (12
 3/4s, 12/15/07), 2012 (STP)                                   110,000       89,100     70,000      56,700    180,000     145,800
 Equistar Chemicals LP notes 8 3/4s, 2009                       32,000       32,720     21,000      21,473     53,000      54,193
 Equistar Chemicals LP/Equistar Funding Corp. company
 guaranty 10 1/8s, 2008                                        219,000      237,600    133,000     144,305    352,000     381,905
 Equistar Chemicals LP/Equistar Funding Corp. sr. notes 10
 5/8s, 2011                                                     55,000       59,675     40,000      43,400     95,000     103,075
 Four M Corp. sr. notes Ser. B, 12s, 2006                       55,000       55,000     35,000      35,000     90,000      90,000
 Georgia-Pacific Corp. bonds 7 3/4s, 2029                       60,000       58,800     35,000      34,300     95,000      93,100
 Georgia-Pacific Corp. debs. 7.7s, 2015                         55,000       58,025     32,000      33,760     87,000      91,785
 Georgia-Pacific Corp. sr. notes 7 3/8s, 2008                    4,000        4,320         --          --      4,000       4,320
 Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)       95,000      106,875     60,000      67,500    155,000     174,375
 Hercules, Inc. company guaranty 11 1/8s, 2007                 238,000      283,200    161,000     191,590    399,000     474,790
 HMP Equity Holdings Corp. 144A sr. disc. notes zero %, 2008   161,000       85,330    103,000      54,590    264,000     139,920
 Huntsman Advanced Materials, LLC 144A sec. notes 11s, 2010     75,000       84,375     45,000      50,625    120,000     135,000
 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009   165,000      167,877    105,000     106,838    270,000     274,715
 Huntsman ICI Holdings sr. disc. notes zero %, 2009            180,000       84,600    125,000      58,750    305,000     143,350
 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10
 1/8s, 2009                                                EUR  10,000       11,926      5,000       5,963     15,000      17,889
 Huntsman LLC 144A sec. notes 11 5/8s, 2010                    $55,000       57,475     40,000      41,800     95,000      99,275
 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011       170,000      191,250    114,000     128,250    284,000     319,500
 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009        35,000       38,675     28,000      30,940     63,000      69,615
 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10
 7/8s, 2006 (In default) (NON)                                  10,000        8,950     10,000       8,950     20,000      17,900
 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
 2003 (In default) (NON)(DEF)                                  120,000       17,700     85,000      12,538    205,000      30,238
 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008            4,000        4,690      4,000       4,690      8,000       9,380
 Lyondell Chemical Co. bonds 11 1/8s, 2012                      10,000       10,900     10,000      10,900     20,000      21,800
 Lyondell Chemical Co. company guaranty 9 1/2s, 2008            15,000       15,600     10,000      10,400     25,000      26,000
 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007              270,000      283,500    163,000     171,150    433,000     454,650
 MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)         100,000      112,500     60,000      67,500    160,000     180,000
 MDP Acquisitions PLC sub. notes 15 1/2s, 2013
 (Ireland) (PIK)                                                49,559       56,993     32,637      37,533     82,196      94,526
 Millennium America, Inc. 144A sr. notes 9 1/4s, 2008           20,000       21,700     10,000      10,850     30,000      32,550
 Millennium America, Inc. company guaranty 7 5/8s, 2026         25,000       23,750     15,000      14,250     40,000      38,000
 Millennium America, Inc. company guaranty 9 1/4s, 2008        155,000      168,175    100,000     108,500    255,000     276,675
 Nalco Co. 144A sr. notes 7 3/4s, 2011                     EUR  10,000       12,547      5,000       6,274     15,000      18,821
 Nalco Co. 144A sr. notes 7 3/4s, 2011                         $40,000       41,600     25,000      26,000     65,000      67,600
 Nalco Co. 144A sr. sub. notes 8 7/8s, 2013                    175,000      183,750    120,000     126,000    295,000     309,750
 Nalco Co. 144A sr. sub. notes 9s, 2013                    EUR  10,000       12,547      5,000       6,274     15,000      18,821
 Noveon International company guaranty Ser. B, 11s, 2011       $30,000       34,350     20,000      22,900     50,000      57,250
 OM Group, Inc. company guaranty 9 1/4s, 2011                    2,000        2,100      1,000       1,050      3,000       3,150
 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)             45,000       47,306     30,000      31,538     75,000      78,844
 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)         75,504       73,616     73,318      71,485    148,822     145,101
 Pioneer Cos., Inc. sec. FRN 4.663s, 2006 (acquired
 various dates from 9/11/97 to 1/7/00, cost $43,530,
 $41,317, and $84,847, respectively)(RES)                       23,909       23,311     23,216      22,636     47,125      45,947
 Potlatch Corp. company guaranty 10s, 2011                     128,000      144,000     92,000     103,500    220,000     247,500
 Resolution Performance Products, LLC 144A sec. notes 8s,
 2009                                                           25,000       25,250     15,000      15,150     40,000      40,400
 Resolution Performance Products, LLC sr. notes 9 1/2s, 2010    30,000       30,000     20,000      20,000     50,000      50,000
 Rhodia SA unsub. Ser. EMTN, 6 1/4s, 2005 (France)         EUR  30,000       36,524     20,000      24,349     50,000      60,873
 Salt Holdings Corp. 144A sr. disc. notes stepped-
 coupon zero % (12s, 6/1/06), 2013 (STP)                       $40,000       30,400     25,000      19,000     65,000      49,400
 SGL Carbon SA 144A sr. notes 8 1/2s, 2012 (Luxembourg)    EUR  65,000       82,970     40,000      51,059    105,000     134,029
 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009            $80,000       88,800     55,000      61,050    135,000     149,850
 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                --           --     17,046      16,449     17,046      16,449
 Stone Container Corp. sr. notes 8 3/8s, 2012                   45,000       48,881     50,000      54,313     95,000     103,194
 Stone Container Corp. sr. notes 9 3/4s, 2011                  120,000      133,800     50,000      55,750    170,000     189,550
 Tembec Industries, Inc. company guaranty 8 5/8s,
 2009 (Canada)                                                      --           --      3,000       2,955      3,000       2,955
 Texas Petrochemical Corp. sr. sub. notes 11 1/8s,
 2006 (In default) (NON)                                        30,000       12,900     20,000       8,600     50,000      21,500
 Ucar Finance, Inc. company guaranty 10 1/4s, 2012             305,000      347,700     85,000      96,900    390,000     444,600
 United Agri Products 144A sr. notes 8 1/4s, 2011               55,000       56,925     35,000      36,225     90,000      93,150
 United States Steel Corp. sr. notes 9 3/4s, 2010               80,000       90,200     50,000      56,375    130,000     146,575
 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004
 (In default) (NON)                                            130,000       63,700     90,000      44,100    220,000     107,800
 Weirton Steel Corp. sr. notes 10s, 2008 (In default) (NON)      5,500        1,980      5,500       1,980     11,000       3,960
 Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011             11,459        7,563     11,459       7,563     22,918      15,126
 Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010              5,729        3,724      5,729       3,724     11,458       7,448
 WHX Corp. sr. notes 10 1/2s, 2005                              40,000       36,400     40,000      36,400     80,000      72,800
                                                                       ------------            -----------            -----------
                                                                          4,656,878              2,942,157              7,599,035

Capital Goods                                                                  4.4%                   4.7%                   4.5%
 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007              115,000      118,163     73,000      75,008    188,000     193,171
 AGCO Corp. company guaranty 9 1/2s, 2008                      190,000      208,050    120,000     131,400    310,000     339,450
 Air2 US 144A sinking fund Ser. D, 12.266s, 2020
 (In default) (NON)                                             96,410            1     96,410           1    192,820           2
 Allied Waste North America, Inc. 144A sec. notes 6 1/2s,
 2010                                                           75,000       76,125     45,000      45,675    120,000     121,800
 Allied Waste North America, Inc. company guaranty
 Ser. B, 7 5/8s, 2006                                          120,000      127,200    110,000     116,600    230,000     243,800
 Allied Waste North America, Inc. company guaranty
 Ser. B, 8 1/2s, 2008                                          177,000      197,355    116,000     129,340    293,000     326,695
 Allied Waste North America, Inc. company guaranty
 Ser. B, 9 1/4s, 2012                                          230,000      259,325    163,000     183,783    393,000     443,108
 Argo-Tech Corp. company guaranty 8 5/8s, 2007                 124,000      123,690     81,000      80,798    205,000     204,488
 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007         150,000      149,625    100,000      99,750    250,000     249,375
 BE Aerospace, Inc. sr. notes 8 1/2s, 2010                      30,000       32,550     20,000      21,700     50,000      54,250
 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                 85,000       84,788     40,000      39,900    125,000     124,688
 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011         47,000       45,943     49,000      47,898     96,000      93,841
 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008             40,000       38,000     30,000      28,500     70,000      66,500
 Berry Plastics Corp. company guaranty 10 3/4s, 2012            32,000       37,120     17,000      19,720     49,000      56,840
 Blount, Inc. company guaranty 13s, 2009                       105,000      113,400     68,000      73,440    173,000     186,840
 Blount, Inc. company guaranty 7s, 2005                        125,000      127,500     81,000      82,620    206,000     210,120
 Briggs & Stratton company guaranty 8 7/8s, 2011               111,000      131,535     72,000      85,320    183,000     216,855
 Browning-Ferris Industries, Inc. debs. 7.4s, 2035              40,000       38,600     25,000      24,125     65,000      62,725
 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008        40,000       41,200     30,000      30,900     70,000      72,100
 Buhrmann US, Inc. company guaranty 12 1/4s, 2009               90,000      100,800     60,000      67,200    150,000     168,000
 Crown Holdings SA notes 10 7/8s, 2013 (France)                 70,000       81,550     45,000      52,425    115,000     133,975
 Crown Holdings SA notes 9 1/2s, 2011 (France)                 240,000      270,000    155,000     174,375    395,000     444,375
 Decrane Aircraft Holdings Co. company guaranty Ser. B,
 12s, 2008                                                      60,000       39,600     60,000      39,600    120,000      79,200
 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                109,000      120,990     90,000      99,900    199,000     220,890
 FIMEP SA sr. notes 10 1/2s, 2013 (France)                     100,000      119,250     55,000      65,588    155,000     184,838
 Flender Holdings 144A sr. notes 11s, 2010 (Denmark)      EUR   50,000       71,743     30,000      43,046     80,000     114,789
 Flowserve Corp. company guaranty 12 1/4s, 2010                $78,000       89,700     51,000      58,650    129,000     148,350
 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007          15,000       15,300     10,000      10,200     25,000      25,500
 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                      130,000      136,175     85,000      89,038    215,000     225,213
 Impress Metal Packaging Holding NV sr. sub. notes 9 7/8s,
 2007 (Netherlands)                                       DEM   95,000       56,118     60,000      35,443    155,000      91,561
 Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)            $105,000      103,054     65,000      63,796    170,000     166,850
 Invensys, PLC sr. unsub. notes 5 1/2s, 2005 (United
 Kingdom)                                                 EUR   35,000       44,307     20,000      25,318     55,000      69,625
 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007      $16,000       16,520     12,000      12,390     28,000      28,910
 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010       70,000       78,225     45,000      50,288    115,000     128,513
 L-3 Communications Corp. company guaranty 6 1/8s, 2013         40,000       41,100     40,000      41,100     80,000      82,200
 L-3 Communications Corp. company guaranty 7 5/8s, 2012         50,000       55,500     50,000      55,500    100,000     111,000
 Laidlaw International, Inc. 144A sr. notes 10 3/4s, 2011      195,000      223,763    125,000     143,438    320,000     367,201
 Legrand SA debs. 8 1/2s, 2025 (France)                         35,000       37,800     35,000      37,800     70,000      75,600
 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012       12,000       13,650      9,000      10,238     21,000      23,888
 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011 EUR   25,000       34,629     20,000      27,703     45,000      62,332
 Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013              $30,000       31,500     20,000      21,000     50,000      52,500
 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006         47,000       41,125     25,000      21,875     72,000      63,000
 Owens-Brockway Glass company guaranty 7 3/4s, 2011             70,000       74,200     45,000      47,700    115,000     121,900
 Owens-Brockway Glass company guaranty 8 1/4s, 2013             75,000       78,938     50,000      52,625    125,000     131,563
 Owens-Brockway Glass company guaranty 8 7/8s, 2009              5,000        5,450         --          --      5,000       5,450
 Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012              102,000      111,945     70,000      76,825    172,000     188,770
 Pliant Corp. sec. notes 11 1/8s, 2009                          70,000       72,975     45,000      46,913    115,000     119,888
 Roller Bearing Company of America company guaranty Ser.
 B, 9 5/8s, 2007                                                75,000       73,875     55,000      54,175    130,000     128,050
 Sensus Metering Systems Inc. 144A sr. sub. notes
 8 5/8s, 2013                                                  105,000      106,706     65,000      66,056    170,000     172,762
 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                    175,000      192,500    110,000     121,000    285,000     313,500
 Siebe PLC 144A notes 7 1/8s, 2007 (United Kingdom)             20,000       19,750     15,000      14,813     35,000      34,563
 Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)            --           --      5,000       4,463      5,000       4,463
 Solo Cup Co. 144A sr. sub. notes 8 1/2s, 2014                  65,000       67,763     40,000      41,700    105,000     109,463
 TD Funding Corp. company guaranty 8 3/8s, 2011                 70,000       73,850     45,000      47,475    115,000     121,325
 Tekni-Plex, Inc. 144A sr. sec. notes 8 3/4s, 2013              65,000       67,763     40,000      41,700    105,000     109,463
 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010       170,000      183,600    110,000     118,800    280,000     302,400
 Terex Corp. company guaranty 9 1/4s, 2011                      25,000       28,000     15,000      16,800     40,000      44,800
 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011             46,000       52,095     36,000      40,770     82,000      92,865
 Titan Corp. (The) 144A sr. sub. notes 8s, 2011                 75,000       85,500     55,000      62,700    130,000     148,200
 Trimas Corp. company guaranty 9 7/8s, 2012                     88,000       95,040     51,000      55,080    139,000     150,120
 Vought Aircraft Industries Inc. 144A sr. notes 8s, 2011        50,000       51,750     30,000      31,050     80,000      82,800
                                                                       ------------            -----------            -----------
                                                                          5,214,269              3,503,034              8,717,303


Communication Services                                                         3.6%                   3.7%                   3.6%
 Alamosa Delaware, Inc. 144A sr. notes 8 1/2s, 2012            105,000      100,275     65,000      62,075    170,000     162,350
 Alamosa Delaware, Inc. company guaranty 11s, 2010              58,000       62,205     45,000      48,263    103,000     110,468
 American Cellular Corp. company guaranty 9 1/2s, 2009
 (In default) (NON)                                             25,000       23,250     20,000      18,600     45,000      41,850
 American Cellular Corp. sr. notes Ser. B, 10s, 2011           120,000      120,600     80,000      80,400    200,000     201,000
 American Tower Corp. 144A sr. notes 7 1/2s, 2012               55,000       52,800     35,000      33,600     90,000      86,400
 American Tower Corp. sr. notes 9 3/8s, 2009                   230,000      243,800    145,000     153,700    375,000     397,500
 American Towers, Inc. 144A sr. sub. notes 7 1/4s, 2011        100,000      102,250     65,000      66,463    165,000     168,713
 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
 (Bermuda) (In default) (NON)                                   30,000        3,375     30,000       3,375     60,000       6,750
 Centennial Cellular Operating Co. company guaranty 10
 1/8s, 2013                                                    240,000      252,000    160,000     168,000    400,000     420,000
 Cincinnati Bell Telephone Co. company guaranty 6.3s, 2028      20,000       18,900     15,000      14,175     35,000      33,075
 Cincinnati Bell, Inc. company guaranty 7 1/4s, 2013           100,000      103,000     65,000      66,950    165,000     169,950
 Cincinnati Bell, Inc. notes 7 1/4s, 2023                       50,000       50,000     30,000      30,000     80,000      80,000
 Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014              60,000       63,150     35,000      36,838     95,000      99,988
 Crown Castle International Corp. sr. notes 9 3/8s, 2011       121,000      133,100     86,000      94,600    207,000     227,700
 Dobson Communications Corp. sr. notes 8 7/8s, 2013            185,000      159,563     95,000      81,938    280,000     241,501
 Eircom Funding notes 8 1/4s, 2013 (Ireland)                    35,000       38,850     25,000      27,750     60,000      66,600
 Fairpoint Communications, Inc. sr. sub. notes 12 1/2s, 2010    50,000       54,000     35,000      37,800     85,000      91,800
 Inmarsat Finance PLC 144A company guaranty 7 5/8s, 2012
 (United Kingdom)                                              125,000      131,250     80,000      84,000    205,000     215,250
 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s,
 7/15/05), 2010 (In default) (NON)(STP)                        140,000       38,150    130,000      35,425    270,000      73,575
 IWO Holdings, Inc. company guaranty 14s, 2011
 (In default) (NON)                                             40,000       10,800     33,000       8,910     73,000      19,710
 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008            10,000        8,325      5,000       4,163     15,000      12,488
 Level 3 Financing Inc. 144A sr. notes 10 3/4s, 2011           165,000      165,825    105,000     105,525    270,000     271,350
 Madison River Capital Corp. sr. notes 13 1/4s, 2010            95,000      104,500     65,000      71,500    160,000     176,000
 Nextel Communications, Inc. sr. notes 7 3/8s, 2015            210,000      226,275    130,000     140,075    340,000     366,350
 Nextel Communications, Inc. sr. notes 9 1/2s, 2011             53,000       59,493     45,000      50,513     98,000     110,006
 Nextel Communications, Inc. sr. notes 9 3/8s, 2009              5,000        5,431      2,000       2,173      7,000       7,604
 Nextel Partners, Inc. sr. notes 11s, 2010                      75,000       83,063     45,000      49,838    120,000     132,901
 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                  41,000       47,560     27,000      31,320     68,000      78,880
 Nextel Partners, Inc. sr. notes 8 1/8s, 2011                  175,000      184,625    115,000     121,325    290,000     305,950
 PanAmSat Corp. company guaranty 8 1/2s, 2012                   74,000       76,960     46,000      47,840    120,000     124,800
 Qwest Communications International, Inc. 144A sr.
 notes 7 1/2s, 2014                                            180,000      170,100    115,000     108,675    295,000     278,775
 Qwest Corp. 144A notes 8 7/8s, 2012                           370,000      421,800    245,000     279,248    615,000     701,048
 Qwest Services Corp. 144A notes 14s, 2014                      50,000       60,500     35,000      42,350     85,000     102,850
 Rogers Cantel, Ltd. debs. 9 3/8s, 2008 (Canada)                 5,000        5,250      5,000       5,250     10,000      10,500
 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)         65,000       79,300     45,000      54,900    110,000     134,200
 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008       45,000       43,200         --          --     45,000      43,200
 SBA Communications Corp. sr. notes 10 1/4s, 2009               25,000       25,063     15,000      15,038     40,000      40,101
 SBA Telecommunications Inc. 144A sr. disc. notes
 stepped-coupon zero % (9 3/4s, 12/15/07), 2011 (STP)           45,000       31,050     30,000      20,700     75,000      51,750
 Telus Corp. notes 7 1/2s, 2007 (Canada)                        49,000       55,384     28,000      31,648     77,000      87,032
 Telus Corp. notes 8s, 2011 (Canada)                           184,000      219,725    120,000     143,299    304,000     363,024
 Time Warner Telecom, Inc. 144A sr. notes 9 1/4s, 2014          50,000       49,625     35,000      34,738     85,000      84,363
 TSI Telecommunication Services, Inc. company guaranty
 Ser. B, 12 3/4s, 2009                                          80,000       88,400     50,000      55,250    130,000     143,650
 UbiquiTel Operating Co. 144A sr. notes 9 7/8s, 2011            50,000       48,625     35,000      34,038     85,000      82,663
 UbiquiTel Operating Co. bonds stepped-coupon zero %
 (14s, 4/15/05), 2010 (STP)                                     52,000       48,880     35,000      32,900     87,000      81,780
 US UnWired, Inc. company guaranty stepped-coupon Ser.
 B, zero % (13 3/8s, 11/1/04), 2009 (STP)                       60,000       55,500     35,000      32,375     95,000      87,875
 Western Wireless Corp. sr. notes 9 1/4s, 2013                 145,000      152,250     95,000      99,750    240,000     252,000
                                                                       ------------            -----------            -----------
                                                                          4,278,027              2,767,293              7,045,320


Conglomerates                                                                  0.4%                   0.4%                   0.4%
 Tyco International Group SA 144A sr. notes 6s,
 2013 (Luxembourg)                                              35,000       36,620     20,000      20,926     55,000      57,546
 Tyco International Group SA company guaranty 6
 3/4s, 2011 (Luxembourg)                                        20,000       22,093     12,000      13,256     32,000      35,349
 Tyco International Group SA company guaranty
 6 3/8s, 2005 (Luxembourg)                                       1,000        1,050      1,000       1,050      2,000       2,100
 Tyco International Group SA company guaranty
 6 7/8s, 2029 (Luxembourg)                                     165,000      172,771     90,000      94,239    255,000     267,010
 Tyco International Group SA company guaranty
 7s, 2028 (Luxembourg)                                         153,000      162,453    107,000     113,611    260,000     276,064
 Tyco International Group SA notes 6 3/8s, 2011
 (Luxembourg)                                                   38,000       41,054     36,000      38,893     74,000      79,947
                                                                       ------------            -----------            -----------
                                                                            436,041                281,975                718,016


Consumer Cyclicals                                                             9.9%                   9.9%                   9.9%
 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009        100,000      115,000     70,000      80,500    170,000     195,500
 Argosy Gaming Co. 144A sr. sub. notes 7s, 2014                 95,000       97,256     60,000      61,425    155,000     158,681
 Argosy Gaming Co. sr. sub. notes 9s, 2011                      50,000       55,750     10,000      11,150     60,000      66,900
 ArvinMeritor, Inc. notes 8 3/4s, 2012                          40,000       44,800     25,000      28,000     65,000      72,800
 Asbury Automotive Group, Inc. 144A sr. sub. notes 8s, 2014     65,000       65,163     40,000      40,100    105,000     105,263
 Autonation, Inc. company guaranty 9s, 2008                    160,000      184,800    100,000     115,500    260,000     300,300
 Beazer Homes USA, Inc. 144A sr. notes 6 1/2s, 2013             15,000       15,263     10,000      10,175     25,000      25,438
 Beazer Homes USA, Inc. company guaranty 8 3/8s, 2012           20,000       22,200     15,000      16,650     35,000      38,850
 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011           60,000       66,600     50,000      55,500    110,000     122,100
 Building Materials Corp. company guaranty 8s, 2008             40,000       40,000     30,000      30,000     70,000      70,000
 CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011 (Canada)      40,000       45,300     50,000      56,625     90,000     101,925
 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010     50,000       54,688     35,000      38,281     85,000      92,969
 Coinmach Corp. sr. notes 9s, 2010                             158,000      168,270     99,000     105,435    257,000     273,705
 Collins & Aikman Products company guaranty 10 3/4s, 2011      115,000      112,125     75,000      73,125    190,000     185,250
 D.R. Horton, Inc. sr. notes 5 7/8s, 2013                      130,000      131,300     85,000      85,850    215,000     217,150
 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                       20,000       21,350     15,000      16,013     35,000      37,363
 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                       30,000       34,350     20,000      22,900     50,000      57,250
 Dana Corp. notes 10 1/8s, 2010                                 20,000       23,300     15,000      17,475     35,000      40,775
 Dana Corp. notes 6 1/4s, 2004                                  30,000       30,000     20,000      20,000     50,000      50,000
 Dana Corp. notes 7s, 2029                                      20,000       19,700      5,000       4,925     25,000      24,625
 Dana Corp. notes 9s, 2011                                     100,000      120,250     66,000      79,365    166,000     199,615
 Dayton Superior Corp. 144A sec. notes 10 3/4s, 2008           105,000      110,250     70,000      73,500    175,000     183,750
 Delco Remy International, Inc. company guaranty 10 5/8s, 2006  65,000       65,325     31,000      31,155     96,000      96,480
 Delco Remy International, Inc. company guaranty 11s, 2009      20,000       21,100     24,000      25,320     44,000      46,420
 Dex Media West, LLC 144A sr. notes 8 1/2s, 2010               150,000      167,625     95,000     106,163    245,000     273,788
 Dex Media, Inc. 144A disc. notes stepped-coupon zero % (9s,
 11/15/08), 2013 (STP)                                          70,000       46,725     45,000      30,038    115,000      76,763
 Dex Media, Inc. 144A notes 8s, 2013                            80,000       80,000     50,000      50,000    130,000     130,000
 Dura Operating Corp. 144A sr. notes 8 5/8s, 2012               25,000       26,875     15,000      16,125     40,000      43,000
 Dura Operating Corp. company guaranty Ser. D, 9s, 2009         81,000       82,620     53,000      54,060    134,000     136,680
 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)           130,000      138,125     55,000      58,438    185,000     196,563
 Gap, Inc. (The) notes 6.9s, 2007                               56,000       61,880     36,000      39,780     92,000     101,660
 Gaylord Entertainment Co. 144A sr. notes 8s, 2013              95,000      100,581     65,000      68,819    160,000     169,400
 Goodyear Tire & Rubber Co. (The) notes 6 3/8s, 2008            30,000       25,800     15,000      12,900     45,000      38,700
 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011           205,000      174,250    130,000     110,500    335,000     284,750
 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008          129,000      144,803     82,000      92,045    211,000     236,848
 Hilton Hotels Corp. notes 7 5/8s, 2012                        125,000      141,250     83,000      93,790    208,000     235,040
 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008    224,000      231,840     85,000      87,975    309,000     319,815
 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
 (Canada) (PIK)                                                 97,329      112,172     28,748      33,132    126,077     145,304
 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011      85,000       87,550     55,000      56,650    140,000     144,200
 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007     92,000       94,990     64,000      66,080    156,000     161,070
 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009       215,000      226,556    140,000     147,525    355,000     374,081
 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)     30,000       33,225     30,000      33,225     60,000      66,450
 Host Marriott LP sr. notes 7 1/8s, 2013 (R)                    30,000       30,975     15,000      15,488     45,000      46,463
 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)            75,000       79,875     53,000      56,445    128,000     136,320
 Icon Health & Fitness company guaranty 11 1/4s, 2012          131,000      149,995     88,000     100,760    219,000     250,755
 IESI Corp. company guaranty 10 1/4s, 2012                      99,000      107,910     66,000      71,940    165,000     179,850
 Inn of the Mountain Gods 144A sr. notes 12s, 2010              65,000       70,688     45,000      48,938    110,000     119,626
 Interface, Inc. 144A sr. sub. notes 9 1/2s, 2014               30,000       29,700     20,000      19,800     50,000      49,500
 ITT Corp. debs. 7 3/8s, 2015                                   65,000       69,225     45,000      47,925    110,000     117,150
 ITT Corp. notes 6 3/4s, 2005                                  100,000      104,750     65,000      68,088    165,000     172,838
 JC Penney Co., Inc. debs. 7 1/8s, 2023                        130,000      140,725     90,000      97,425    220,000     238,150
 JC Penney Co., Inc. debs. 7.65s, 2016                          11,000       12,320     17,000      19,040     28,000      31,360
 JC Penney Co., Inc. debs. 7.95s, 2017                          90,000      101,700     60,000      67,800    150,000     169,500
 JC Penney Co., Inc. notes 8s, 2010                              5,000        5,775      5,000       5,775     10,000      11,550
 JC Penney Co., Inc. notes 9s, 2012                             75,000       91,500     55,000      67,100    130,000     158,600
 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
 Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                      180,000      195,750    120,000     130,500    300,000     326,250
 Jostens Holding Corp. 144A sr. disc. notes stepped-coupon
 zero % (10 1/4s, 12/1/08), 2013 (STP)                         135,000       89,775     85,000      56,525    220,000     146,300
 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                     80,000       91,200     62,000      70,680    142,000     161,880
 K. Hovnanian Enterprises, Inc. 144A sr. notes 6 3/8s, 2014     55,000       54,588     35,000      34,738     90,000      89,326
 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007  60,000       70,500     40,000      47,000    100,000     117,500
 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012   75,000       82,313     55,000      60,363    130,000     142,676
 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012       30,000       32,550     15,000      16,275     45,000      48,825
 K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014          40,000       40,500     20,000      20,250     60,000      60,750
 KB Home sr. sub. notes 9 1/2s, 2011                             2,000        2,250         --          --      2,000       2,250
 Lamar Media Corp. company guaranty 7 1/4s, 2013                80,000       86,400     50,000      54,000    130,000     140,400
 Lear Corp. company guaranty Ser. B, 7.96s, 2005               340,000      362,100    220,000     234,300    560,000     596,400
 Lear Corp. company guaranty Ser. B, 8.11s, 2009                32,000       37,600     19,000      22,325     51,000      59,925
 Lear Corp. sr. notes 8 1/8s, 2008                         EUR  30,000       42,300     15,000      21,150     45,000      63,450
 Levi Strauss & Co. notes 7s, 2006                                 $--           --      2,000       1,380      2,000       1,380
 Levi Strauss & Co. sr. notes 12 1/4s, 2012                    191,000      131,790    128,000      88,320    319,000     220,110
 Mandalay Resort Group sr. notes 6 1/2s, 2009                   60,000       63,300     35,000      36,925     95,000     100,225
 Medianews Group Inc. 144A sr. sub. notes 6 7/8s, 2013         140,000      144,200     85,000      87,550    225,000     231,750
 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)   70,000       72,450     45,000      46,575    115,000     119,025
 Meristar Hospitality Corp. company guaranty 9s, 2008 (R)       80,000       82,600     50,000      51,625    130,000     134,225
 Meritage Corp. company guaranty 9 3/4s, 2011                   40,000       44,800     25,000      28,000     65,000      72,800
 Meritor Automotive, Inc. notes 6.8s, 2009                      55,000       57,063     35,000      36,313     90,000      93,376
 Metaldyne Corp. 144A sr. notes 10s, 2013                       85,000       87,975     55,000      56,925    140,000     144,900
 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                 65,000       75,888     40,000      46,700    105,000     122,588
 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                  1,000        1,153      1,000       1,153      2,000       2,306
 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006         95,000      102,125     20,000      21,500    115,000     123,625
 Mohegan Tribal Gaming Authority sr. sub. notes 6 3/8s, 2009    65,000       67,925     75,000      78,375    140,000     146,300
 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011    30,000       33,075     20,000      22,050     50,000      55,125
 Nortek Holdings, Inc. 144A sr. notes stepped-coupon zero %
 (10s, 11/15/07), 2011 (STP)                                    80,000       59,000     45,000      33,188    125,000      92,188
 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007               20,000       20,608     20,000      20,608     40,000      41,216
 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011               55,000       61,325     40,000      44,600     95,000     105,925
 Oxford Industries, Inc. 144A sr. notes 8 7/8s, 2011            60,000       63,900     40,000      42,600    100,000     106,500
 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009          25,000       27,813      5,000       5,563     30,000      33,376
 Park Place Entertainment Corp. sr. notes 7s, 2013              65,000       70,688     45,000      48,938    110,000     119,626
 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008    161,000      182,333    117,000     132,503    278,000     314,836
 Penn National Gaming, Inc. company guaranty Ser. B,
 11 1/8s, 2008                                                 110,000      123,475     85,000      95,413    195,000     218,888
 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010        132,000      141,900     68,000      73,100    200,000     215,000
 Phillips-Van Heusen Corp. 144A sr. notes 7 1/4s, 2011          30,000       30,150     20,000      20,100     50,000      50,250
 Pinnacle Entertainment, Inc. 144A sr. sub. notes 8 1/4s, 2012  65,000       64,533     40,000      39,713    105,000     104,246
 Pinnacle Entertainment, Inc. sr. sub. notes 8 3/4s, 2013       75,000       77,438     45,000      46,463    120,000     123,901
 PRIMEDIA, Inc. 144A sr. notes 8s, 2013                        150,000      150,375    110,000     110,275    260,000     260,650
 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                  140,000      140,000     60,000      60,000    200,000     200,000
 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                   30,000       30,975     40,000      41,300     70,000      72,275
 Reader's Digest Association, Inc. (The) 144A sr. notes
 6 1/2s, 2011                                                   55,000       55,000     35,000      35,000     90,000      90,000
 Resorts International Hotel and Casino, Inc. company
 guaranty 11 1/2s, 2009                                        103,000      113,815     55,000      60,775    158,000     174,590
 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s,
 2010                                                          134,000      151,420     89,000     100,570    223,000     251,990
 RH Donnelley Finance Corp. I 144A sr. sub. notes
 10 7/8s, 2012                                                  77,000       91,630     52,000      61,880    129,000     153,510
 RH Donnelley Finance Corp. I company guaranty 8 7/8s, 2010     15,000       16,950     10,000      11,300     25,000      28,250
 Riviera Holdings Corp. company guaranty 11s, 2010              80,000       84,000     50,000      52,500    130,000     136,500
 Russell Corp. company guaranty 9 1/4s, 2010                    82,000       86,510     52,000      54,860    134,000     141,370
 Saks, Inc. 144A company guaranty 7s, 2013                     175,000      182,438    111,000     115,718    286,000     298,156
 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                  246,000      256,455    164,000     170,970    410,000     427,425
 Schuler Homes, Inc. company guaranty 10 1/2s, 2011             64,000       74,640     40,000      46,650    104,000     121,290
 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007        265,000      274,275    135,000     139,725    400,000     414,000
 Service Corp. International notes 6 1/2s, 2008                 21,000       21,525     14,000      14,350     35,000      35,875
 Service Corp. International notes 6 7/8s, 2007                  5,000        5,225         --          --      5,000       5,225
 Service Corp. International notes 6s, 2005                    194,000      198,850    135,000     138,375    329,000     337,225
 Service Corp. International notes 7.2s, 2006                   10,000       10,475      5,000       5,238     15,000      15,713
 Service Corp. International notes Ser. *, 7.7s, 2009           25,000       26,750     16,000      17,120     41,000      43,870
 Starwood Hotels & Resorts Worldwide, Inc. company
 guaranty 7 3/8s, 2007                                          71,000       76,858     50,000      54,125    121,000     130,983
 Starwood Hotels & Resorts Worldwide, Inc. company
 guaranty 7 7/8s, 2012                                          79,000       88,085      5,000       5,575     84,000      93,660
 Station Casinos, Inc. 144A sr. sub. notes 6 7/8s, 2016         75,000       75,750     45,000      45,450    120,000     121,200
 Station Casinos, Inc. sr. notes 8 3/8s, 2008                  169,000      181,675    109,000     117,175    278,000     298,850
 Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012     45,000       51,075     30,000      34,050     75,000      85,125
 Technical Olympic USA, Inc. company guaranty 9s, 2010          40,000       43,300     25,000      27,063     65,000      70,363
 Tenneco Automotive, Inc. company guaranty Ser. B,
 11 5/8s, 2009                                                  30,000       32,400     20,000      21,600     50,000      54,000
 Tenneco Automotive, Inc. sec. notes Ser. B, 10
 1/4s, 2013                                                    100,000      116,500     60,000      69,900    160,000     186,400
 Tommy Hilfiger USA, Inc. company guaranty 6.85s, 2008          60,000       62,100     40,000      41,400    100,000     103,500
 Trump Atlantic City Associates company guaranty 11 1/4s, 2006 283,000      232,060    143,000     117,260    426,000     349,320
 Trump Casino Holdings, LLC company guaranty 11 5/8s, 2010     209,000      207,433    135,000     133,988    344,000     341,421
 United Auto Group, Inc. company guaranty 9 5/8s, 2012          70,000       77,350     40,000      44,200    110,000     121,550
 Venetian Casino Resort, LLC company guaranty 11s, 2010        101,000      116,150     82,000      94,300    183,000     210,450
 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009           115,000      117,300     76,000      77,520    191,000     194,820
 Vertis, Inc. sec. notes 9 3/4s, 2009                           65,000       69,225     35,000      37,275    100,000     106,500
 Vertis, Inc. sub. notes 13 1/2s, 2009                         100,000       98,750     60,000      59,250    160,000     158,000
 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009         75,000       78,000     50,000      52,000    125,000     130,000
 Von Hoffman Press, Inc. company guaranty 10 3/8s, 2007         40,000       39,400     10,000       9,850     50,000      49,250
 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                  59,035       52,836     55,529      49,698    114,564     102,534
 WCI Communities, Inc. company guaranty 10 5/8s, 2011           21,000       23,573     16,000      17,960     37,000      41,533
 WCI Communities, Inc. company guaranty 9 1/8s, 2012           101,000      110,595     70,000      76,650    171,000     187,245
 William Carter Holdings Co. (The) company guaranty
 Ser. B, 10 7/8s, 2011                                          59,000       68,440     40,000      46,400     99,000     114,840
 WRC Media Corp. sr. sub. notes 12 3/4s, 2009                   35,000       35,306     25,000      25,219     60,000      60,525
                                                                       ------------            -----------            -----------
                                                                         11,736,947              7,411,538             19,148,485


Consumer Staples                                                               6.1%                   6.3%                   6.2%
 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005
 (In default) (NON)                                             10,000        9,650     10,000       9,650     20,000      19,300
 Adelphia Communications Corp. sr. notes 10 1/4s, 2011
 (In default) (NON)                                                 --           --     60,000      59,700     60,000      59,700
 Adelphia Communications Corp. sr. notes 10 7/8s, 2010
 (In default) (NON)                                             20,000       19,500     20,000      19,500     40,000      39,000
 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s,
 2007 (In default) (NON)                                       235,000      226,775     55,000      53,075    290,000     279,850
 Affinity Group Inc. 144A sr. sub. notes 9s, 2012               80,000       83,000     50,000      51,875    130,000     134,875
 AMC Entertainment, Inc. 144A sr. sub. notes 8s, 2014           80,000       79,800     50,000      49,875    130,000     129,675
 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009           160,000      164,200    105,000     107,756    265,000     271,956
 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011            29,000       30,378     15,000      15,713     44,000      46,091
 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012            40,000       44,100     30,000      33,075     70,000      77,175
 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009        148,000      163,910    104,000     115,180    252,000     279,090
 Atlantic Broadband Finance LLC 144A sr. sub. notes
 9 3/8s, 2014                                                   60,000       60,150     35,000      35,088     95,000      95,238
 Brand Services, Inc. company guaranty 12s, 2012               136,000      159,120     88,000     102,960    224,000     262,080
 British Sky Broadcasting PLC company guaranty 6 7/8s,
 2009 (United Kingdom)                                              --           --     20,000      22,724     20,000      22,724
 Capital Records, Inc. 144A company guaranty 8 3/8s,
 2009                                                           90,000       95,285     55,000      58,230    145,000     153,515
 Charter Communications Holdings, LLC/Capital Corp. sr.
 disc. notes stepped-coupon zero % (11 3/4s, 1/15/05),
 2010 (STP)                                                     35,000       28,525     25,000      20,375     60,000      48,900
 Charter Communications Holdings, LLC/Capital Corp. sr.
 disc. notes stepped-coupon zero % (11 3/4s, 5/15/06),
 2011 (STP)                                                     19,000       12,445     75,000      49,125     94,000      61,570
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 10 1/4s, 2010                                            60,000       52,050     40,000      34,700    100,000      86,750
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 10 3/4s, 2009                                            70,000       61,600     50,000      44,000    120,000     105,600
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 10s, 2011                                               120,000      100,200    120,000     100,200    240,000     200,400
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 11 1/8s, 2011                                           365,000      323,938    170,000     150,875    535,000     474,813
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 8 5/8s, 2009                                             61,000       50,783     13,000      10,823     74,000      61,606
 Charter Communications Holdings, LLC/Capital Corp. sr.
 notes 9 5/8s, 2009                                             63,000       53,708     54,000      46,035    117,000      99,743
 Cinemark USA, Inc. sr. sub. notes 9s, 2013                     90,000      100,575     55,000      61,463    145,000     162,038
 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008         70,000       72,800     70,000      72,800    140,000     145,600
 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008   35,000       38,850     25,000      27,750     60,000      66,600
 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s,
 2012                                                            5,000        5,425      5,000       5,425     10,000      10,850
 CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009                   3,000        3,270         --          --      3,000       3,270
 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                     412,000      443,930    172,000     185,330    584,000     629,260
 CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016                60,000       68,850     70,000      80,325    130,000     149,175
 Dean Foods Co. sr. notes 6 5/8s, 2009                          30,000       31,800     15,000      15,900     45,000      47,700
 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011          40,000       44,300     30,000      33,225     70,000      77,525
 Del Monte Corp. sr. sub. notes 8 5/8s, 2012                    80,000       88,400     50,000      55,250    130,000     143,650
 DirecTV Holdings, LLC sr. notes 8 3/8s, 2013                  175,000      199,063    110,000     125,125    285,000     324,188
 Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s, 2008
 (In default) (NON)                                            271,000       16,938    193,000      12,063    464,000      29,001
 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                155,000      141,050    110,000     100,100    265,000     241,150
 Dole Food Co. sr. notes 8 5/8s, 2009                           25,000       26,875     20,000      21,500     45,000      48,375
 Dole Food Co. sr. notes 8 7/8s, 2011                           35,000       37,538     20,000      21,450     55,000      58,988
 Domino's, Inc. sr. sub. notes 8 1/4s, 2011                     90,000       96,750     55,000      59,125    145,000     155,875
 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008       20,000       16,000     15,000      12,000     35,000      28,000
 Echostar DBS Corp. 144A sr. notes 6 3/8s, 2011                220,000      233,200    145,000     153,700    365,000     386,900
 Echostar DBS Corp. sr. notes 10 3/8s, 2007                     30,000       32,775     20,000      21,850     50,000      54,625
 Echostar DBS Corp. sr. notes 9 1/8s, 2009                      42,000       47,460     36,000      40,680     78,000      88,140
 Elizabeth Arden, Inc. 144A company guaranty 7 3/4s, 2014       35,000       36,138     25,000      25,813     60,000      61,951
 Fleming Cos., Inc. company guaranty 10 1/8s, 2008
 (In default) (NON)                                            154,000       25,410     99,000      16,335    253,000      41,745
 Fleming Cos., Inc. sr. notes 9 1/4s, 2010 (In default) (NON)    9,000        1,485      6,000         990     15,000       2,475
 Granite Broadcasting Corp. 144A sec. notes 9 3/4s, 2010       210,000      206,325    135,000     132,638    345,000     338,963
 Gray Television, Inc. company guaranty 9 1/4s, 2011            52,000       57,850     35,000      38,938     87,000      96,788
 Hasbro, Inc. notes 5.6s, 2005                                 110,000      114,923     70,000      73,133    180,000     188,056
 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                    2,287        2,321      2,287       2,321      4,574       4,642
 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                      71,000       61,770     39,000      33,930    110,000      95,700
 Mediacom LLC/Mediacom Capital Corp. sr. notes 9 1/2s, 2013     50,000       50,750     30,000      30,450     80,000      81,200
 North Atlantic Trading Co. 144A sr. notes 9 1/4s, 2012         55,000       56,375     35,000      35,875     90,000      92,250
 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)           15,000       15,900     10,000      10,600     25,000      26,500
 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)           35,000       39,025     20,000      22,300     55,000      61,325
 ONO Finance PLC sr. notes Ser. REGS, 14s, 2011
 (United Kingdom)                                          EUR  20,000       27,331     10,000      13,665     30,000      40,996
 Pegasus Communications Corp. sr. notes Ser. B,
 9 3/4s, 2006                                                  $10,000         9,100        --          --     10,000       9,100
 Pegasus Satellite sr. notes 12 3/8s, 2006                      75,000       69,750     55,000      51,150    130,000     120,900
 Pinnacle Foods Holding Corp. 144A sr. sub. notes
 8 1/4s, 2013                                                   55,000       57,613     35,000      36,663     90,000      94,276
 Playtex Products, Inc. 144A secd. notes 8s, 2011              110,000      114,400     70,000      72,800    180,000     187,200
 Playtex Products, Inc. company guaranty 9 3/8s, 2011          206,000      191,065    132,000     122,430    338,000     313,495
 Premier International Foods PLC sr. notes 12s, 2009
 (United Kingdom)                                               80,000       86,800     60,000      65,100    140,000     151,900
 Quebecor Media, Inc. sr. disc. notes stepped-coupon
 zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                 25,000       22,125     35,000      30,975     60,000      53,100
 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)         196,000      223,440    121,000     137,940    317,000     361,380
 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012      49,000       55,125     26,000      29,250     75,000      84,375
 Remington Arms Co., Inc. company guaranty 10 1/2s, 2011        95,000       99,275     70,000      73,150    165,000     172,425
 Revlon Consumer Products sr. notes 9s, 2006                    40,000       42,200     30,000      31,650     70,000      73,850
 Rite Aid Corp. 144A notes 6 1/8s, 2008                        125,000      120,313     80,000      77,000    205,000     197,313
 Rite Aid Corp. 144A notes 6s, 2005                              5,000        4,988      5,000       4,988     10,000       9,976
 Rite Aid Corp. company guaranty 9 1/2s, 2011                   80,000       89,200     50,000      55,750    130,000     144,950
 Rite Aid Corp. debs. 6 7/8s, 2013                               5,000        4,750      5,000       4,750     10,000       9,500
 Rite Aid Corp. notes 7 1/8s, 2007                              10,000       10,050      5,000       5,025     15,000      15,075
 Sbarro, Inc. company guaranty 11s, 2009                       120,000       99,000     75,000      61,875    195,000     160,875
 Scotts Co. (The) 144A sr. sub. notes 6 5/8s, 2013              35,000       36,225     20,000      20,700     55,000      56,925
 Six Flags, Inc. 144A sr. notes 9 5/8s, 2014                   125,000      131,875     80,000      84,400    205,000     216,275
 Six Flags, Inc. sr. notes 8 7/8s, 2010                        364,000      374,465    251,000     258,216    615,000     632,681
 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)
 (In default) (NON)                                            290,000      192,850    200,000     133,000    490,000     325,850
 Videotron Ltee company guaranty 6 7/8s, 2014 (Canada)          40,000       41,900     25,000      26,188     65,000      68,088
 Vivendi Universal SA sr. notes 6 1/4s, 2008 (France)          135,000      144,788     90,000      96,525    225,000     241,313
 Vivendi Universal SA sr. notes 9 1/4s, 2010 (France)           90,000      105,975     55,000      64,763    145,000     170,738
 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007         114,000      112,005     73,000      71,723    187,000     183,728
 Young Broadcasting, Inc. 144A sr. sub. notes 8 3/4s, 2014      50,000       51,750     35,000      36,225     85,000      87,975
 Young Broadcasting, Inc. company guaranty 10s, 2011           203,000      217,210    136,000     145,520    339,000     362,730
 Yum! Brands, Inc. sr. notes 7.65s, 2008                       105,000      120,225     60,000      68,700    165,000     188,925
 Yum! Brands, Inc. sr. notes 7.7s, 2012                        105,000      122,850     90,000     105,300    195,000     228,150
 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                       39,000       43,485     25,000      27,875     64,000      71,360
 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                       20,000       24,700         --          --     20,000      24,700
                                                                       ------------            -----------            -----------
                                                                          7,280,066              4,732,214             12,012,280

Energy                                                                         3.0%                   3.1%                   3.0%
 Arch Western Finance, LLC 144A sr. notes 6 3/4s, 2013         110,000      116,050     65,000      68,575    175,000     184,625
 Belden & Blake Corp. company guaranty Ser. B, 9 7/8s, 2007     90,000       89,100     60,000      59,400    150,000     148,500
 BRL Universal Equipment sec. notes 8 7/8s, 2008                90,000       96,075     50,000      53,375    140,000     149,450
 Chesapeake Energy Corp. company guaranty 7 3/4s, 2015          35,000       38,238     25,000      27,313     60,000      65,551
 Chesapeake Energy Corp. company guaranty 9s, 2012              54,000       62,303     37,000      42,689     91,000     104,992
 Chesapeake Energy Corp. sr. notes 7 1/2s, 2013                135,000      147,488     85,000      92,863    220,000     240,351
 Comstock Resources, Inc. sr. notes 6 7/8s, 2012                75,000       75,844     45,000      45,506    120,000     121,350
 Dresser, Inc. company guaranty 9 3/8s, 2011                   100,000      108,500     65,000      70,525    165,000     179,025
 El Paso Energy Partners LP company guaranty Ser. B,
 8 1/2s, 2011                                                   16,000       17,920      7,000       7,840     23,000      25,760
 Encore Acquisition Co. company guaranty 8 3/8s, 2012           80,000       85,600     50,000      53,500    130,000     139,100
 Exco Resources, Inc. 144A company guaranty 7 1/4s, 2011        80,000       82,200     50,000      51,375    130,000     133,575
 Forest Oil Corp. company guaranty 7 3/4s, 2014                105,000      110,250     80,000      84,000    185,000     194,250
 Forest Oil Corp. sr. notes 8s, 2008                            62,000       66,960     32,000      34,560     94,000     101,520
 Hanover Compressor Co. sr. notes 8 5/8s, 2010                  50,000       52,500     35,000      36,750     85,000      89,250
 Hanover Compressor Co. sub. notes zero %, 2007                 75,000       56,813     50,000      37,875    125,000      94,688
 Hanover Equipment Trust sec. notes Ser. A, 8 1/2s, 2008        50,000       53,000     35,000      37,100     85,000      90,100
 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008       68,000       75,310     49,000      54,268    117,000     129,578
 Key Energy Services, Inc. sr. notes 6 3/8s, 2013               40,000       41,600     25,000      26,000     65,000      67,600
 Leviathan Gas Corp. company guaranty Ser. B,
 10 3/8s, 2009                                                   5,000        5,263     18,000      18,945     23,000      24,208
 Massey Energy Co. 144A sr. notes 6 5/8s, 2010                  75,000       77,250     45,000      46,350    120,000     123,600
 Newfield Exploration Co. sr. notes 7 5/8s, 2011                80,000       90,000     70,000      78,750    150,000     168,750
 Offshore Logistics, Inc. company guaranty 6 1/8s, 2013         65,000       63,050     45,000      43,650    110,000     106,700
 Parker & Parsley Co. sr. notes 8 1/4s, 2007                    20,000       22,862     20,000      22,862     40,000      45,724
 Parker Drilling Co. company guaranty Ser. B, 10
 1/8s, 2009                                                     90,000       99,000     60,000      66,000    150,000     165,000
 Pemex Project Funding Master Trust company guaranty
 7 3/8s, 2014                                                  250,000      271,250    160,000     173,600    410,000     444,850
 Petro Geo-Services notes 10s, 2010 (Norway)                    80,000       86,800     50,000      54,250    130,000     141,050
 Pioneer Natural Resources Co. company guaranty 7.2s, 2028      16,000       17,647     11,000      12,132     27,000      29,779
 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010   210,000      267,511    140,000     178,341    350,000     445,852
 Plains All American Pipeline LP/Plains All American
 Finance Corp. company guaranty 7 3/4s, 2012                    55,000       64,488     37,000      43,383     92,000     107,871
 Plains Exploration & Production Co. company guaranty
 Ser. B, 8 3/4s, 2012                                           80,000       89,400     50,000      55,875    130,000     145,275
 Plains Exploration & Production Co. sr. sub. notes 8 3/4s,
 2012                                                           65,000       72,638     40,000      44,700    105,000     117,338
 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011        115,000      128,225     80,000      89,200    195,000     217,425
 Pride International, Inc. sr. notes 10s, 2009                  10,000       10,663     10,000      10,663     20,000      21,326
 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007         113,000      115,966     73,000      74,916    186,000     190,882
 Seabulk International, Inc. company guaranty 9 1/2s, 2013      80,000       84,000     50,000      52,500    130,000     136,500
 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes
 10 1/4s, 2013                                                  25,000       27,750     15,000      16,650     40,000      44,400
 Star Gas Partners LP/Star Gas Finance Co. sr. notes
 10 1/4s, 2013                                                 105,000      116,550     70,000      77,700    175,000     194,250
 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                   25,000       27,875     20,000      22,300     45,000      50,175
 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012     125,000       88,750     77,000      54,670    202,000     143,420
 Universal Compression, Inc. sr. notes 7 1/4s, 2010             20,000       21,400     15,000      16,050     35,000      37,450
 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                     --           --      7,000       7,665      7,000       7,665
 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011            24,000       25,440     16,000      16,960     40,000      42,400
 Westport Resources Corp. 144A company guaranty 8 1/4s, 2011    70,000       77,350     45,000      49,725    115,000     127,075
 Westport Resources Corp. company guaranty 8 1/4s, 2011         90,000       99,450     60,000      66,300    150,000     165,750
 XTO Energy, Inc. sr. notes 6 1/4s, 2013                        45,000       49,106     25,000      27,281     70,000      76,387
 XTO Energy, Inc. sr. notes 7 1/2s, 2012                        52,000       60,710     37,000      43,198     89,000     103,908
                                                                       ------------            -----------            -----------
                                                                          3,536,145              2,348,130              5,884,275

Financial                                                                      0.7%                   0.7%                   0.7%
 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)        35,000       36,925     25,000      26,375     60,000      63,300
 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)   110,000      121,138     70,000      77,088    180,000     198,226
 Finova Group, Inc. notes 7 1/2s, 2009                         685,000      429,838    455,000     285,513  1,140,000     715,351
 iStar Financial, Inc. sr. notes 6s, 2010 (R)                   60,000       62,100     40,000      41,400    100,000     103,500
 iStar Financial, Inc. sr. notes 7s, 2008 (R)                   10,000       10,750     15,000      16,125     25,000      26,875
 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)               65,000       73,613     40,000      45,300    105,000     118,913
 Western Financial Bank sub. debs. 9 5/8s, 2012                 70,000       80,150     50,000      57,250    120,000     137,400
                                                                       ------------            -----------            -----------
                                                                            814,514                549,051              1,363,565

Health Care                                                                    2.3%                   2.5%                   2.4%
 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009         189,000      210,026    121,000     134,460    310,000     344,486
 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011            52,000       52,390     36,000      36,270     88,000      88,660
 AmerisourceBergen Corp. company guaranty 7 1/4s, 2012          82,000       88,150     55,000      59,125    137,000     147,275
 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                160,000      178,000    100,000     111,250    260,000     289,250
 Ardent Health Services 144A sr. sub. notes 10s, 2013          135,000      149,850     90,000      99,900    225,000     249,750
 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009               70,000       79,100     50,000      56,500    120,000     135,600
 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)             60,000       60,000     40,000      40,000    100,000     100,000
 Dade Behring, Inc. company guaranty 11.91s, 2010               29,863       34,454     20,230      23,340     50,093      57,794
 Extendicare Health Services, Inc. company guaranty 9 1/2s,
 2010                                                           60,000       66,600     40,000      44,400    100,000     111,000
 Hanger Orthopedic Group, Inc. company guaranty
 10 3/8s, 2009                                                  70,000       79,013     45,000      50,794    115,000     129,807
 HCA, Inc. debs. 7.19s, 2015                                    10,000       11,159     57,000      63,604     67,000      74,763
 HCA, Inc. sr. notes 6.95s, 2012                                40,000       44,017     30,000      33,013     70,000      77,030
 Healthsouth Corp. notes 7 5/8s, 2012                          175,000      167,563    114,000     109,155    289,000     276,718
 Healthsouth Corp. sr. notes 8 1/2s, 2008                       37,000       36,538     26,000      25,675     63,000      62,213
 Healthsouth Corp. sr. notes 8 3/8s, 2011                       37,000       36,723     24,000      23,820     61,000      60,543
 IASIS Healthcare Corp. company guaranty 13s, 2009              61,000       68,320     41,000      45,920    102,000     114,240
 IASIS Healthcare Corp. company guaranty 8 1/2s, 2009           10,000       10,700      5,000       5,350     15,000      16,050
 Insight Health Services Corp. 144A company guaranty
 9 7/8s, 2011                                                   55,000       55,825     35,000      35,525     90,000      91,350
 Magellan Health Services, Inc. sr. notes Ser. A,
 9 3/8s, 2008                                                   39,220       41,769     30,816      32,819     70,036      74,588
 Mediq, Inc. debs. 13s, 2009 (In default) (NON)                 90,000            9     85,000           9    175,000          18
 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012         106,000      119,780     69,000      77,970    175,000     197,750
 Multicare Companies, Inc. sr. sub. notes 9s, 2007
 (In default) (NON)                                            255,000            1    245,000           1    500,000           2
 NeighborCare, Inc. 144A sr. sub. notes 6 7/8s, 2013            50,000       52,000     30,000      31,200     80,000      83,200
 Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                     90,000       92,250     65,000      66,625    155,000     158,875
 Owens & Minor, Inc. company guaranty 8 1/2s, 2011              70,000       76,650     40,000      43,800    110,000     120,450
 PacifiCare Health Systems, Inc. company guaranty
 10 3/4s, 2009                                                 100,000      117,250     66,000      77,385    166,000     194,635
 Province Healthcare Co. sr. sub. notes 7 1/2s, 2013            90,000       92,925     60,000      61,950    150,000     154,875
 Stewart Enterprises, Inc. notes 10 3/4s, 2008                  60,000       66,900     60,000      66,900    120,000     133,800
 Tenet Healthcare Corp. notes 7 3/8s, 2013                      45,000       41,625     35,000      32,375     80,000      74,000
 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                 195,000      185,250     95,000      90,250    290,000     275,500
 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                  10,000        8,825      5,000       4,413     15,000      13,238
 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                 170,000      150,875     90,000      79,875    260,000     230,750
 Triad Hospitals, Inc. 144A sr. sub. notes 7s, 2013            150,000      155,250    100,000     103,500    250,000     258,750
 Universal Hospital Services, Inc. 144A sr. notes
 10 1/8s, 2011                                                  75,000       80,063     45,000      48,038    120,000     128,101
 Ventas Realty LP/Capital Corp. company guaranty
 9s, 2012                                                       40,000       45,500     25,000      28,438     65,000      73,938
                                                                       ------------            -----------            -----------
                                                                          2,755,350              1,843,649              4,598,999

Other                                                                          1.4%                   1.5%                   1.5%
 DJ TRAC-X NA HY T1 144A notes 7 3/8s, 2009                  1,680,000    1,686,871  1,130,000   1,134,622  2,810,000   2,821,493

Technology                                                                     1.4%                   1.5%                   1.4%
 AMI Semiconductor, Inc. company guaranty 10 3/4s, 2013         64,000       75,200     39,000      45,825    103,000     121,025
 DigitalNet Holdings Inc. sr. notes 9s, 2010                    68,000       73,270     46,000      49,565    114,000     122,835
 Getronics NV sub. notes 13s, 2008 (Netherlands)          EUR  105,000       62,612     65,000      38,760    170,000     101,372
 Iron Mountain, Inc. company guaranty 8 5/8s, 2013            $211,000      229,990    144,000     156,960    355,000     386,950
 Lucent Technologies, Inc. debs. 6.45s, 2029                   135,000      110,363     90,000      73,575    225,000     183,938
 Lucent Technologies, Inc. notes 5 1/2s, 2008                    5,000        4,813      5,000       4,813     10,000       9,626
 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)             170,000      175,950    100,000     103,500    270,000     279,450
 ON Semiconductor Corp. company guaranty 13s, 2008              69,000       82,455     46,000      54,970    115,000     137,425
 Peregrine Systems, Inc. 144A sr. notes 6 1/2s, 2007           141,555      137,308     90,595      87,877    232,150     225,185
 SCG Holding & Semiconductor Corp. company guaranty 12s,
 2009                                                           75,000       81,469     45,000      48,881    120,000     130,350
 SCG Holding Corp. 144A notes zero %, 2011                      45,000       63,450     30,000      42,300     75,000     105,750
 Seagate Technology Hdd Holdings company guaranty 8s, 2009
 (Cayman Islands)                                               85,000       92,013     60,000      64,950    145,000     156,963
 Viasystems, Inc. 144A sr. sub. notes 10 1/2s, 2011             55,000       59,950     35,000      38,150     90,000      98,100
 Xerox Capital Trust I company guaranty 8s, 2027               105,000      102,900     70,000      68,600    175,000     171,500
 Xerox Corp. company guaranty 9 3/4s, 2009                      18,000       20,970     10,000      11,650     28,000      32,620
 Xerox Corp. notes Ser. MTN, 7.2s, 2016                         55,000       56,650     35,000      36,050     90,000      92,700
 Xerox Corp. sr. notes 7 1/8s, 2010                             95,000      101,413     65,000      69,388    160,000     170,801
 Xerox Corp. sr. notes 7 5/8s, 2013                            144,000      153,360     87,000      92,655    231,000     246,015
                                                                       ------------            -----------            -----------
                                                                          1,684,136              1,088,469              2,772,605


Transportation                                                                 0.7%                   0.8%                   0.7%
 Allied Holdings, Inc. company guaranty Ser. B,
 8 5/8s, 2007                                                   69,000       66,930     46,000      44,620    115,000     111,550
 American Airlines, Inc. pass-through certificates
 Ser. 01-1, 6.817s, 2011                                        70,000       67,200     50,000      48,000    120,000     115,200
 Calair, LLC/Calair Capital Corp. company guaranty
 8 1/8s, 2008                                                  140,000      124,600    100,000      89,000    240,000     213,600
 Delta Air Lines, Inc. notes 7.9s, 2009                         60,000       44,100     40,000      29,400    100,000      73,500
 Delta Air Lines, Inc. pass-through certificates
 Ser. 00-1, 7.779s, 2005                                        50,000       46,582     40,000      37,266     90,000      83,848
 Kansas City Southern Railway Co. company guaranty
 7 1/2s, 2009                                                   25,000       25,750     15,000      15,450     40,000      41,200
 Kansas City Southern Railway Co. company guaranty
 9 1/2s, 2008                                                  185,000      206,275    115,000     128,225    300,000     334,500
 Navistar International Corp. company guaranty
 Ser. B, 9 3/8s, 2006                                           97,000      107,428     60,000      66,450    157,000     173,878
 Navistar International Corp. sr. notes Ser. B,
 8s, 2008                                                       20,000       20,450     15,000      15,338     35,000      35,788
 Northwest Airlines, Inc. company guaranty 7
 5/8s, 2005                                                     60,000       58,950     50,000      49,125    110,000     108,075
 Northwest Airlines, Inc. company guaranty 8.52s,
 2004                                                               --           --     10,000       9,988     10,000       9,988
 Travel Centers of America, Inc. company guaranty
 12 3/4s, 2009                                                  20,000       23,500     20,000      23,500     40,000      47,000
 US Air, Inc. pass-through certificates Ser. 93-A3,
 10 3/8s, 2013 (In default) (NON)                               85,055       27,218     56,704      18,145    141,759      45,363
                                                                       ------------            -----------            -----------
                                                                            818,983                574,507              1,393,490


Utilities & Power                                                              3.1%                   3.2%                   3.1%
 AES Corp. (The) 144A sec. notes 8 3/4s, 2013                  150,000      165,188     90,000      99,113    240,000     264,301
 AES Corp. (The) 144A sec. notes 9s, 2015                      105,000      116,025     70,000      77,350    175,000     193,375
 AES Corp. (The) sr. notes 8 3/4s, 2008                          6,000        6,300      8,000       8,400     14,000      14,700
 AES Corp. (The) sr. notes 8 7/8s, 2011                         22,000       23,485         --          --     22,000      23,485
 Allegheny Energy Supply 144A bonds 8 1/4s, 2012               130,000      128,700     80,000      79,200    210,000     207,900
 Allegheny Energy Supply 144A sec. notes 10 1/4s, 2007          45,000       48,375     25,000      26,875     70,000      75,250
 Calpine Canada Energy Finance company guaranty 8 1/2s,
 2008 (Canada)                                                  32,000       24,720     15,000      11,588     47,000      36,308
 Calpine Corp. 144A sec. notes 8 1/2s, 2010                    338,000      310,960    172,000     158,240    510,000     469,200
 Calpine Corp. sr. notes 7 7/8s, 2008                          105,000       79,800    100,000      76,000    205,000     155,800
 Calpine Corp. sr. notes 8 3/4s, 2007                           10,000        8,125     20,000      16,250     30,000      24,375
 Calpine Corp. sr. notes 8 5/8s, 2010                           10,000        7,625      5,000       3,813     15,000      11,438
 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008          35,000       37,744     25,000      26,960     60,000      64,704
 CenterPoint Energy Resources Corp. sr. notes Ser. B,
 7 7/8s, 2013                                                   20,000       22,981      5,000       5,745     25,000      28,726
 CMS Energy Corp. 144A sr. notes 7 3/4s, 2010                   25,000       25,875     15,000      15,525     40,000      41,400
 CMS Energy Corp. pass-through certificates 7s, 2005            20,000       20,350     15,000      15,263     35,000      35,613
 CMS Energy Corp. sr. notes 8 1/2s, 2011                        55,000       58,988     15,000      16,088     70,000      75,076
 CMS Energy Corp. sr. notes 8.9s, 2008                          30,000       32,513     30,000      32,513     60,000      65,026
 Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013           190,000      211,850    125,000     139,375    315,000     351,225
 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                   15,000       13,088     10,000       8,725     25,000      21,813
 Dynegy-Roseton Danskamme company guaranty Ser. A,
 7.27s, 2010                                                    50,000       50,000     40,000      40,000     90,000      90,000
 Dynegy-Roseton Danskamme company guaranty Ser. B,
 7.67s, 2016                                                    75,000       71,250     50,000      47,500    125,000     118,750
 Edison Mission Energy sr. notes 9 7/8s, 2011                  110,000      115,500     75,000      78,750    185,000     194,250
 El Paso Corp. sr. notes 7 3/8s, 2012                           55,000       47,850     35,000      30,450     90,000      78,300
 El Paso Corp. sr. notes Ser. MTN, 7 3/4s, 2032                115,000       92,288     85,000      68,213    200,000     160,501
 El Paso Natural Gas Co. debs. 8 5/8s, 2022                     25,000       26,313     15,000      15,788     40,000      42,101
 El Paso Natural Gas Co. sr. notes Ser. A, 7 5/8s,
 2010                                                           25,000       25,563     15,000      15,338     40,000      40,901
 El Paso Production Holding Co. company guaranty 7
 3/4s, 2013                                                    160,000      150,400    100,000      94,000    260,000     244,400
 Kansas Gas & Electric debs. 8.29s, 2016                        30,000       31,050     20,000      20,700     50,000      51,750
 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005           69,650       74,525     54,987      58,836    124,637     133,361
 Mirant Americas Generation, Inc. sr. notes 7.2s,
 2008 (In default) (NON)                                       110,000       88,550     70,000      56,350    180,000     144,900
 Mission Energy Holding Co. sec. notes 13 1/2s, 2008            40,000       41,500     25,000      25,938     65,000      67,438
 Nevada Power Co. 144A 2nd mtge. 9s, 2013                       90,000       99,900     55,000      61,050    145,000     160,950
 Northwest Pipeline Corp. company guaranty 8 1/8s,
 2010                                                          135,000      147,150     90,000      98,100    225,000     245,250
 NRG Energy, Inc. 144A sr. sec. notes 8s, 2013                 260,000      268,450    165,000     170,363    425,000     438,813
 Orion Power Holdings, Inc. sr. notes 12s, 2010                 75,000       91,500     50,000      61,000    125,000     152,500
 PG&E Corp. 144A sec. notes 6 7/8s, 2008                       115,000      123,625     75,000      80,625    190,000     204,250
 PG&E Gas Transmission Northwest sr. notes 7.1s,
 2005                                                           20,000       20,400     15,000      15,300     35,000      35,700
 PSEG Energy Holdings, Inc. notes 7 3/4s, 2007                  80,000       83,900     55,000      57,681    135,000     141,581
 SEMCO Energy, Inc. sr. notes 7 3/4s, 2013                      65,000       68,900     45,000      47,700    110,000     116,600
 Teco Energy, Inc. notes 10 1/2s, 2007                          40,000       46,350     25,000      28,969     65,000      75,319
 Teco Energy, Inc. notes 7.2s, 2011                             25,000       26,375     10,000      10,550     35,000      36,925
 Teco Energy, Inc. notes 7s, 2012                               70,000       72,713     40,000      41,550    110,000     114,263
 Teco Energy, Inc. sr. notes 7 1/2s, 2010                       50,000       53,813     30,000      32,288     80,000      86,101
 Tennessee Gas Pipeline Co. debs. 7s, 2028                      10,000        9,350      5,000       4,675     15,000      14,025
 Transcontinental Gas Pipeline Corp. debs. 7 1/4s,
 2026                                                           15,000       15,300     10,000      10,200     25,000      25,500
 Utilicorp Canada Finance Corp. company guaranty
 7 3/4s, 2011 (Canada)                                          85,000       81,600     55,000      52,800    140,000     134,400
 Utilicorp United, Inc. sr. notes 9.95s, 2011                   25,000       26,500     20,000      21,200     45,000      47,700
 Western Resources, Inc. sr. notes 9 3/4s, 2007                 70,000       80,500     50,000      57,500    120,000     138,000
 Williams Cos., Inc. (The) notes 7 5/8s, 2019                   25,000       25,375     25,000      25,375     50,000      50,750
 Williams Cos., Inc. (The) notes 8 1/8s, 2012                   20,000       21,800     15,000      16,350     35,000      38,150
 Williams Cos., Inc. (The) notes 8 3/4s, 2032                   20,000       21,500     10,000      10,750     30,000      32,250
 Williams Cos., Inc. (The) notes Ser. A, 6 3/4s, 2006            4,000        4,135      3,000       3,101      7,000       7,236
 Williams Cos., Inc. (The) sr. notes 8 5/8s, 2010               95,000      103,550     60,000      65,400    155,000     168,950
 Williams Holdings Of Delaware notes 6 1/2s, 2008               50,000       51,250     30,000      30,750     80,000      82,000
                                                                       ------------            -----------            -----------
                                                                          3,701,417              2,372,163              6,073,580

Total Corporate bonds and notes (cost $46,500,339,
$30,456,311 and $76,956,650)                                            $48,599,644            $31,548,802            $80,148,446


Convertible preferred stocks (a)                                             26.9%                  26.8%                  26.9%

                                                               Number of    Value     Number of    Value      Number of    Value
                                                                shares                 shares                  shares

Basic Materials                                                                2.8%                   2.7%                   2.7%
 Hercules Trust II 6.50% units cum. cv. pfd.                     1,240     $961,000        780    $604,500      2,020  $1,565,500
 IMC Global, Inc. Ser. MEDS, $3.75 cv. pfd.                     12,604    1,019,664      7,873     636,926     20,477   1,656,590
 Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.      52,400    1,277,250     32,720     797,550     85,120   2,074,800
                                                                       ------------            -----------            -----------
                                                                          3,257,914              2,038,976              5,296,890

Capital Goods                                                                  3.3%                   3.3%                   3.3%
 Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.             19,600    2,616,600     12,300   1,642,050     31,900   4,258,650
 Owens-Illinois, Inc. $2.375 cv. pfd.                           39,100    1,334,288     24,670     841,864     63,770   2,176,152
                                                                       ------------            -----------            -----------
                                                                          3,950,888              2,483,914              6,434,802

Communication Services                                                         1.4%                   1.4%                   1.4%
 CenturyTel, Inc. $1.719 cv. pfd.                               35,020      871,123     21,874     544,116     56,894   1,415,239
 Crown Castle International Corp. $3.125 cv. pfd.               16,123      735,612     10,091     460,402     26,214   1,196,014
 Microcell Telecommunications, Inc. Ser. D, 9.00% cv. pfd.
 (Canada)                                                          417        7,363        278       4,909        695      12,272
 Pegasus Communications Corp. Ser. C, 6.50% cum. cv. pfd.           --           --        487      17,349        487      17,349
                                                                       ------------            -----------            -----------
                                                                          1,614,098              1,026,776              2,640,874

Consumer Cyclicals                                                             4.1%                   4.0%                   4.1%
 Baker Hughes, Inc. $7.00 cv. pfd.                           1,500,000            2         --          --  1,500,000           2
 Radio One, Inc. 6.50% cum. cv. pfd.                             1,350    1,442,223        850     908,066      2,200   2,350,289
 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.          25,200    1,165,500     15,900     735,375     41,100   1,900,875
 Tower Automotive Capital Trust $3.375 cv. pfd.                 31,700      895,525     19,800     559,350     51,500   1,454,875
 TXI Capital Trust I $2.75 cv. pfd.                             30,300    1,318,050     18,800     817,800     49,100   2,135,850
                                                                       ------------            -----------            -----------
                                                                          4,821,300              3,020,591              7,841,891

Consumer Staples                                                               0.5%                   0.5%                   0.5%
 Constellation Brands, Inc. Ser. A, $1.438 cv. pfd.             20,120      601,085     12,567     375,439     32,687     976,524

Energy                                                                         1.7%                   1.7%                   1.7%
 Amerada Hess Corp. $3.50 cv. pfd.                              16,950    1,055,138     10,587     659,041     27,537   1,714,179
 Hanover Compressor Capital Trust $3.625 cv. pfd.               19,700      938,213     12,300     585,788     32,000   1,524,001
                                                                       ------------            -----------            -----------
                                                                          1,993,351              1,244,829              3,238,180

Financial                                                                      6.5%                   6.4%                   6.5%
 Capital One Financial Corp. $3.125 cv. pfd.                    19,200      998,400     12,000     624,000     31,200   1,622,400
 Chubb Corp. (The) $1.75 cv. pfd.                               22,300      655,063     14,000     411,250     36,300   1,066,313
 Decs Trust IX $6.75 cv. pfd.                                   44,996      545,577     28,105     340,773     73,101     886,350
 FelCor Lodging Trust, Inc. Ser. A, $1.95 cum.
 cv. pfd. (R)                                                   60,700    1,502,325     38,500     952,875     99,200   2,455,200
 Hartford Financial Services Group, Inc. (The)
 $3.50 cv. pfd.                                                 15,403    1,008,897      9,621     630,176     25,024   1,639,073
 Host Marriott Financial Trust $3.375 cv. pfd.                  28,600    1,512,225     18,120     958,095     46,720   2,470,320
 Provident Finance Group $2.25 units cv. pfd.                   21,130      763,321     13,420     484,798     34,550   1,248,119
 UnumProvident Corp. $2.063 cv. pfd.                            20,500      656,000     12,850     411,200     33,350   1,067,200
                                                                       ------------            -----------            -----------
                                                                          7,641,808              4,813,167             12,454,975

Technology                                                                     1.7%                   1.7%                   1.7%
 Solectron Corp. $1.813 units cv. pfd.                          33,168      576,294     20,697     359,610     53,865     935,904
 Xerox Corp. 6.25% cv. pfd.                                     10,800    1,425,600      6,800     897,600     17,600   2,323,200
                                                                       ------------            -----------            -----------
                                                                          2,001,894              1,257,210              3,259,104

Transportation                                                                 0.8%                   0.8%                   0.8%
 Teekay Shipping Corp. $1.813 cv. pfd. (Marshall
 Islands)                                                       25,869    1,002,424     16,158     626,123     42,027   1,628,547

Utilities & Power                                                              4.2%                   4.2%                   4.2%
 El Paso Energy Capital Trust I $2.375 cv. pfd.                 25,250      795,375     13,700     431,550     38,950   1,226,925
 ONEOK, Inc. $2.125 units cv. pfd.                              20,000      617,500     14,000     432,250     34,000   1,049,750
 Public Service Enterprise Group, Inc. $5.125 cv. pfd.           9,000      574,875      5,640     360,255     14,640     935,130
 Sempra Energy $2.125 units cv. pfd.                            40,900    1,175,875     25,800     741,750     66,700   1,917,625
 Sierra Pacific Resources $4.50 units cum. cv. pfd.             17,200      652,568     10,700     405,958     27,900   1,058,526
 Williams Cos., Inc. (The) $2.25 cv. pfd.                       44,400      577,200     28,029     364,377     72,429     941,577
 Williams Cos., Inc. (The) 144A $2.75 cv. pfd.                   9,830      626,663      6,160     392,700     15,990   1,019,363
                                                                       ------------            -----------            -----------
                                                                          5,020,056              3,128,840              8,148,896

Total Convertible preferred stocks (cost $27,042,848,
$17,187,025 and $44,229,873)                                            $31,904,818            $20,015,865            $51,920,683




Convertible bonds and notes (a)                                               23.5%                  23.0%                  23.3%
                                                             Principal       Value    Principal    Value    Principal     Value
                                                              amount                   amount                 amount

Communication Services                                                         1.6%                   1.7%                   1.6%
 Cybernet Internet Services International, Inc. 144A cv.
 sr. disc. notes stepped-coupon zero
 % (13s, 8/15/04) 2009 (Denmark) (In default) (NON)(STP)      $400,000           $4   $380,000          $4   $780,000          $8
 Nextel Communications, Inc. cv. sr. notes 6s, 2011             81,000       95,175     52,000      61,100    133,000     156,275
 United States Cellular Corp. cv. liquid yield option
 notes (LYON) zero %, 2015                                   3,580,000    1,852,650  2,270,000   1,174,725  5,850,000   3,027,375
                                                                       ------------            -----------             -----------
                                                                          1,947,829              1,235,829              3,183,658

Conglomerates                                                                  1.1%                   1.1%                   1.1%
 GenCorp, Inc. cv. sub. notes 5 3/4s, 2007                   1,250,000    1,275,000    780,000     795,600  2,030,000   2,070,600

Consumer Cyclicals                                                             3.9%                   3.8%                   3.9%
 Amazon.com, Inc. cv. sub. debs. 4 3/4s, 2009                  612,000      624,240    396,000     403,920  1,008,000   1,028,160
 Grey Global Group, Inc. 144A cv. debs. 5s, 2033               300,000      315,563    200,000     210,375    500,000     525,938
 Meristar Hospitality Corp. cv. notes 9 1/2s, 2010             614,000      743,708    386,000     467,543  1,000,000   1,211,251
 Service Corp. International cv. sub. notes 6 3/4s, 2008     1,760,000    1,942,600  1,100,000   1,214,125  2,860,000   3,156,725
 Tower Automotive, Inc. cv. sub. notes 5s, 2004              1,036,000    1,036,000    572,000     572,000  1,608,000   1,608,000
                                                                       ------------            -----------             -----------
                                                                          4,662,111              2,867,963              7,530,074

Consumer Staples                                                               2.4%                   2.2%                   2.3%
 Charter Communications, Inc. cv. sr. notes 5 3/4s, 2005     1,300,000    1,217,125    800,000     749,000  2,100,000   1,966,125
 CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004             193,000      193,483    170,000     170,425    363,000     363,908
 Rite Aid Corp. 144A cv. sr. notes 4 3/4s, 2006                     --           --    264,000     302,610    264,000     302,610
 Rite Aid Corp. cv. notes 4 3/4s, 2006                       1,260,000    1,444,275    400,000     458,500  1,660,000   1,902,775
                                                                       ------------            -----------             -----------
                                                                          2,854,883              1,680,535              4,535,418

Energy                                                                         0.8%                   0.8%                   0.8%
 Parker Drilling Co. cv. sub. bonds 5 1/2s, 2004             1,000,000    1,003,750    600,000     602,250  1,600,000   1,606,000

Financial                                                                      1.7%                   1.7%                   1.7%
 E*Trade Group, Inc. cv. sub. notes 6s, 2007                   620,000      633,175    400,000     408,500  1,020,000   1,041,675
 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005        1,410,000    1,387,088    900,000     885,375  2,310,000   2,272,463
                                                                       ------------            -----------             -----------
                                                                          2,020,263              1,293,875              3,314,138

Health Care                                                                    0.5%                   0.5%                   0.5%
 LifePoint Hospitals, Inc. cv. notes 4 1/2s, 2009              610,000      641,263    390,000     409,988  1,000,000   1,051,251

Technology                                                                    8.20%                  8.10%                  8.20%
 Amkor Technologies, Inc. cv. notes 5 3/4s, 2006               750,000      743,438    465,000     460,931  1,215,000   1,204,369
 Aspen Technology, Inc. cv. sub. debs. 5 1/4s, 2005          1,297,000    1,271,060    801,000     784,980  2,098,000   2,056,040
 Avaya, Inc. cv. LYON zero %, 2021                             980,000      683,550    620,000     432,450  1,600,000   1,116,000
 Kulicke & Soffa Industries, Inc. cv. sub. notes 5 1/4s, 2006  680,000      690,200    420,000     426,300  1,100,000   1,116,500
 Lucent Technologies, Inc. cv. sub. debs. 8s, 2031           1,200,000    1,449,000    750,000     905,625  1,950,000   2,354,625
 Manugistics Group, Inc. cv. sub. notes 5s, 2007               930,000      924,188    570,000     566,438  1,500,000   1,490,626
 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006           --           --     86,000      85,248     86,000      85,248
 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006         1,509,000    1,495,796    850,000     842,563  2,359,000   2,338,359
 Sanmina Corp. cv. sub. debs. zero %, 2020                   2,180,000    1,122,700  1,380,000     710,700  3,560,000   1,833,400
 Silicon Graphics Corp. cv. notes 6 1/2s, 2009                 280,000      743,400    170,000     451,350    450,000   1,194,750
 Solectron Corp. cv. LYON zero %, 2020                       1,065,000      620,363    650,000     378,625  1,715,000     998,988
                                                                       ------------            -----------             -----------
                                                                          9,743,695              6,045,210             15,788,905

Transportation                                                                 0.6%                   0.5%                   0.6%
 Continental Airlines, Inc. cv. notes 4 1/2s, 2007             750,000      665,625    450,000     399,375  1,200,000   1,065,000

Utilities & Power                                                              2.6%                   2.5%                   2.5%
 AES Corp. (The) cv. sub. notes 4 1/2s, 2005                   620,000      612,250    385,000     380,188  1,005,000     992,438
 El Paso Corp. cv. debs. zero %, 2021                        1,400,000      647,500    900,000     416,250  2,300,000   1,063,750
 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010          526,000    1,074,355    324,000     661,770    850,000   1,736,125
 XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007                 440,000      689,700    280,000     438,900    720,000   1,128,600
                                                                       ------------            -----------            -----------
                                                                         $3,023,805             $1,897,108             $4,920,913

Total Convertible bonds and notes (cost $22,582,893,
$13,717,163 and $36,300,056)                                            $27,838,224            $17,227,733            $45,065,957

Common stocks (a)                                                              1.7%                   1.8%                   1.7%
                                                               Number of    Value      Number of    Value    Number of    Value
                                                                shares                  shares                shares

 AboveNet, Inc. (NON)                                              214      $10,058        179      $8,413        393     $18,471
 Altria Group, Inc.                                             14,000      805,700      8,800     506,440     22,800   1,312,140
 AMRESCO Creditor Trust (acquired various dates from
 9/20/00 to 10/16/02, cost $38,655,
 $18,344 and $56,999, respectively) (RES)(NON)(R)(RES)          50,000          500     90,000         900    140,000       1,400
 Arch Wireless, Inc. Class A (NON)                                  21          468         21         468         42         936
 Aurora Foods, Inc. (NON)                                        2,125           11      1,948          10      4,073          21
 Birch Telecom, Inc. (acquired various dates from
 9/30/02 to 1/9/04, cost $ --, $ -- and $ --,
 respectively) (RES)(NON)                                          156            2        137           1        293           3
 Contifinancial Corp. Liquidating Trust Units                  293,993        2,940    280,214       2,802    574,207       5,742
 Covad Communications Group, Inc. (NON)                          2,031        6,723      1,401       4,637      3,432      11,360
 Crown Castle International Corp. (NON)                            165        1,988        106       1,277        271       3,265
 GATX Corp.                                                     28,300      665,616     17,700     416,304     46,000   1,081,920
 Genesis HealthCare Corp. (NON)                                    144        3,924        139       3,788        283       7,712
 Globix Corp. (NON)                                              3,492       10,546      2,901       8,761      6,393      19,307
 Knology, Inc. (NON)                                                16          133         16         133         32         266
 Leucadia National Corp.                                            64        3,328         38       1,976        102       5,304
 Magellan Health Services, Inc. (NON)                               96        2,592        104       2,808        200       5,400
 Mariner Health Care, Inc. (NON)                                    93        2,023         88       1,914        181       3,937
 Mediq, Inc. (NON)                                                 147          591        147         591        294       1,182
 Microcell Telecommunications, Inc. Class A
 (Canada) (NON)                                                      3           56          2          37          5          93
 Microcell Telecommunications, Inc. Class B
 (Canada) (NON)                                                    414        7,714        276       5,143        690      12,857
 Pioneer Cos., Inc. (NON)                                        1,710       11,406      2,585      17,242      4,295      28,648
 PSF Group Holdings, Inc. 144A Class A (acquired
 various dates from 3/15/96 to 3/9/01,
 cost $1,015,896, $795,593 and $1,811,489,
 respectively)(RES)(NON)                                           334      501,450        220     330,375        554     831,825
 RCN Corp. (NON)                                                   115           32        115          32        230          64
 Sterling Chemicals, Inc. (NON)                                     25          650         25         650         50       1,300
 Sun Healthcare Group, Inc. (NON)                                  102        1,219        100       1,195        202       2,414
 VS Holdings, Inc. (NON)                                        14,550        1,455     13,742       1,374     28,292       2,829
 Washington Group International, Inc. (NON)                        235        9,048        235       9,048        470      18,096
                                                                       ------------            -----------            -----------
Total Common stocks (cost $3,377,739,
$2,656,526 and $6,034,265)                                               $2,050,173             $1,326,319             $3,376,492

Preferred stocks (a)                                                           0.4%                   0.4%                  0.4%
                                                               Number of   Value       Number of   Value     Number of   Value
                                                                 shares                 shares                 shares
 Avecia Group PLC $4.00 pfd. (United Kingdom)(acquired
 various dates from 12/3/03 to 1/26/04,
 cost $53,174, $34,214 and $87,388, respectively)(RES)(PIK)      3,964      $67,388      2,550     $43,350      6,514    $110,738
 Dobson Communications Corp. 13.00% pfd. (PIK)                      70       65,100         45      41,850        115     106,950
 iStar Financial, Inc. $1.95 cum. pfd.                           1,714       44,735      1,106      28,867      2,820      73,602
 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                   9          103          9         103         18         206
 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                 12      113,700          7      66,325         19     180,025
 Rural Cellular Corp. 12.25% pfd. (PIK)                            181      142,085        128     100,480        309     242,565
 Rural Cellular Corp. Ser. B, 11.375% cum. pfd.                     --           --         18      16,740         18      16,740
                                                                       ------------            -----------            -----------
Total Preferred stocks (cost $451,275, $329,390 and $780,665)              $433,111               $297,715               $730,826


Foreign government bonds and notes (a)                                         0.2%                   0.2%                   0.2%
                                                              Principal      Value     Principal     Value   Principal     Value
                                                               amount                   amount                 amount

 Colombia (Republic of) notes 10 3/4s, 2013                    $25,000      $28,725    $20,000     $22,980    $45,000     $51,705
 Colombia (Republic of) unsub. 9 3/4s, 2009                     75,000       84,938     50,000      56,625    125,000     141,563
 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
 7s (8s, 8/15/04), 2030 (STP)                                   95,000       78,850     60,000      49,800    155,000     128,650
                                                                       ------------            -----------            -----------
Total Foreign government bonds and notes (cost $147,427,
$100,505 and $247,932)                                                     $192,513               $129,405               $321,918


Units (a)                                                                      0.1%                   0.1%                   0.1%
                                                               Number of     Value     Number of   Value     Number of    Value
                                                                 units                   units                 units

 Morrison Knudsen Corp.                                         80,000      $12,800     80,000     $12,800    160,000     $25,600
 XCL Equity Units                                                  208       92,328        198      87,934        406     180,262
                                                                       ------------            -----------            -----------
Total  (cost $353,608, $340,982 and $694,590)                              $105,128               $100,734               $205,862


Brady bonds (a) (cost $50,235, $31,397 and $81,632)                            0.1%                   0.1%                   0.1%
                                                              Principal      Value    Principal     Value     Principal     Value
                                                               amount                  amount                 amount

Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017        $80,000      $68,200    $50,000     $42,625    $130,000    $110,825


Warrants (a) (NON)                                                             0.0%                   0.0%                  0.0%
                                               Expiration        Number of    Value     Number of    Value    Number of    Value
                                                  date           Warrants                Warrants              Warrants
 AboveNet, Inc.                                  9/8/08             83       $2,332         59      $1,741        142      $4,073
 AboveNet, Inc.                                  9/8/10             71        2,095         69       1,939        209       4,034
 Dayton Superior Corp. 144A                     6/15/09            140            1        130           1        291           2
 Huntsman Co., LLC 144A                         5/15/11            161       22,540        103      14,420        175      36,960
 MDP Acquisitions PLC 144A (Ireland)            10/1/13             72        3,564         47       2,327        201       5,891
 Microcell Telecommunications (Canada)           5/1/05            154          643        103         430        359       1,073
 Microcell Telecommunications (Canada)           5/1/08            256        1,269        171         848        231       2,117
 Pliant Corp. 144A                               6/1/10             60            1         60           1        159           2
 Solutia, Inc. 144A                             7/15/09             99            1         79           1        319           2
 Travel Centers of America, Inc. 144A            5/1/09            240        1,200        180         900        400       2,100
 Ubiquitel, Inc. 144A                           4/15/10            220            1        200           1        344           2
 Washington Group International, Inc. Ser. A    1/25/06            144        1,656        144       1,655        309       3,311
 Washington Group International, Inc. Ser. B    1/25/06            165        1,518        165       1,518        255       3,036
 Washington Group International, Inc. Ser. C    1/25/06             90          725         90         725         90       1,450
                                                                       ------------            -----------            -----------
Total Warrants (cost $100,468, $83,781 and $184,249)                        $37,546                $26,507                $64,053


Short-term investments (a)                                                     8.1%                   6.2%                   7.4%
                                                              Principal      Value    Principal     Value   Principal      Value
                                                               amount                  amount                 amount
 Short-term investments held as collateral for
 loaned securities with yields ranging from
 1.03% to 1.08% and a due date of March 1, 2004              $2,796,432   $2,796,349   $518,779    $518,764   3,315,211 $3,315,113

 Short-term investments held in Putnam commingled
 cash account with yields ranging from 1.01% to 1.07%
 and due dates ranging from March 1, 2004 to April 23, 2004   6,839,479    6,839,479  4,082,687   4,082,687  10,922,166 10,922,166
                                                                        ------------            -----------            -----------
 Total Short-term investments (cost $9,635,828,
 $4,601,451 and $14,237,279)                                              $9,635,828             $4,601,451            $14,237,279
                                                                        ------------            -----------            -----------
 Total Investments  (cost $110,242,660, $69,504,531
 and $179,747,191)                                                      $120,865,185            $75,317,156           $196,182,341


Because the funds are actively managed, their porfolio holdings as of February 29, 2004 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam High Income Bond Fund.

  (a) Percentages indicated are based on net assets as follows:

      Putnam High Income Bond Fund:            $118,411,692
      Putnam High Income Opportunities Trust:  $ 74,778,031
      Proforma Combined:                       $193,105,084

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2004 was as follows:

      Putnam High Income Bond Fund: $592,651 or 0.5% of net assets
      Putnam High Income Opportunities Trust: $397,262 or 0.5% of net assets

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at February 29, 2004.


Putnam High Income Bond Fund:
---------------------------------------------------------------------

Forward currency contracts to buy at February 29, 2004 (Unaudited) (aggregate face value $29,452)

                                 Aggregate    Delivery   Unrealized
                       Value     face value     date     depreciation
---------------------------------------------------------------------
British Pound        $29,440     $29,452      6/16/04      ($12)
---------------------------------------------------------------------

Forward currency contracts to sell at February 29, 2004 (Unaudited) (aggregate face value $482,710)

                                 Aggregate    Delivery   Unrealized
                       Value     face value     date     appreciation
---------------------------------------------------------------------
Euro                $481,270     $482,710     6/16/04       $1,440
---------------------------------------------------------------------

Putnam High Income Opportunities Trust:
---------------------------------------------------------------------
Forward currency contracts to buy at February 29, 2004
(aggregate face value $18,407)

                                 Aggregate    Delivery   Unrealized
                       Value     face value     date     depreciation
---------------------------------------------------------------------
British Pound          $18,400   $18,407       6/16/04      ($7)
---------------------------------------------------------------------

Forward currency contracts to sell at February 29, 2004
(aggregate face value $294,224)

                                 Aggregate    Delivery   Unrealized
                       Value     face value     date     appreciation
---------------------------------------------------------------------
Euro                   $293,346  $294,224     6/16/04       $878
---------------------------------------------------------------------


Putnam High Income Bond Fund

Notes to Proforma Combining Statements

(Unaudited)

February 29, 2004

The proforma adjustments to these proforma financial statements are comprised of the following:

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) $48,081 relates to proxy costs, which will be borne by Putnam High Income Bond Fund and Putnam High Income Opportunities Trust. $9,184 relates to SEC registration fees that will be borne by Putnam High Income Bond Fund. The remaining $102,000 consists of $75,000 of legal costs and $27,000 of accounting costs. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger. As set forth in the Agreement, Putnam Management will bear merger-related costs to the extent that they exceed certain limits specified for each fund.

(C) Issuance of common shares of Putnam High Income Bond Fund to the holders of common shares of Putnam High Income Opportunities Trust.

SECURITIES RATINGS

The ratings of securities in which each fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's
Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial Paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


APPENDIX A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees, or

* the board has more than 19 members or fewer than five members, absent special circumstances.

* The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.), or

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less (based on a 10-year plan and including all equity-based plans).

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an "outside director" is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in
Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted May 14, 2004


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003


PUTNAM HIGH INCOME BOND FUND

FORM N-14
PART C

OTHER INFORMATION

Item 15.  Indemnification

Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or Trustees of another organization in which the Trust has any interest as a Shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Item 16.  Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated August
15, 2002 - Exhibit 1.
(2)(a)  Bylaws, as amended through June 7, 1991 -- Exhibit 2.
(2)(b)  Amendment to Bylaws dated March 9, 2001 -- Exhibit 3.
(3) Not applicable.
(4) Agreement and Plan of Reorganization -- Constitutes Exhibit A to Part
A hereof.
(5)(a)  Portions of Amended and Restated Agreement and Declaration of
Trust Relating to Shareholders' Rights -- Exhibit 4.
(5)(b)  Portions of Bylaws, as amended, Relating to Shareholders' Rights
- Exhibit 5.
(6) Management Contract dated as of July 11, 1991 -- Exhibit 6.
(7) Not applicable.
(8) Trustee Retirement Plan as adopted October 4, 1996 -- Exhibit 7.
(9) Custodian Agreement with Putnam Fiduciary Trust Company, as amended and restated as of June 1, 2001 -- Exhibit 8.
(10) Not applicable.
(11) Opinion of Ropes & Gray LLP, including consent -- To be filed by Pre-Effective Amendment.
(12) Opinion of Ropes & Gray LLP as to Tax Matters -- To be filed by Post-Effective Amendment.
(13) Not applicable.
(14)(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Putnam High Income Bond Fund -- Exhibit 9.
(14)(b) Consent of KPMG LLP, Independent Registered Public Accounting Firm to Putnam High Income Opportunities Trust -- Exhibit 10.
(15) Not applicable.
(16) Powers of Attorney -- Exhibit 11.
(17) Not applicable.

Item 17.  Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.


NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.


SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 4th day of October, 2004.


PUTNAM HIGH INCOME BOND FUND

By: /s/ Charles E. Porter
    ----------------------------
    Executive Vice President,
    Associate Treasurer and
    Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature             Title

John A. Hill          Chairman of the Trustees

George Putnam, III    President; Trustee

Charles E. Porter     Executive Vice President, Associate Treasurer
                      and Principal Executive Officer

Steven D. Krichmar    Vice President; Principal Financial Officer

Michael T. Healy      Principal Accounting Officer; Assistant
                      Treasurer

Jameson A. Baxter     Trustee

Charles B. Curtis     Trustee

Ronald J. Jackson     Trustee

Paul L. Joskow        Trustee

Robert E. Patterson   Trustee

A.J.C. Smith          Trustee

W. Thomas Stephens    Trustee


                      By:  Charles E. Porter,
                      as Attorney-in-Fact
                      October 4, 2004

EXHIBIT INDEX

(1) Amended and Restated Agreement and Declaration of Trust dated August
15, 2002 - Exhibit 1.
(2)(a)  Bylaws, as amended through June 7, 1991 -- Exhibit 2.
(2)(b)  Amendment to Bylaws dated March 9, 2001 -- Exhibit 3.
(5)(a)  Portions of Amended and Restated Agreement and Declaration of
Trust Relating to Shareholders' Rights -- Exhibit 4.
(5)(b)  Portions of Bylaws, as amended, Relating to Shareholders' Rights
- Exhibit 5.
(6) Management Contract dated as of July 11, 1991 -- Exhibit 6.
(8) Trustee Retirement Plan as adopted October 4, 1996 -- Exhibit 7.
(9) Custodian Agreement with Putnam Fiduciary Trust Company, as amended and restated as of June 1, 2001 -- Exhibit 8.
(14)(a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Putnam High Income Bond Fund -- Exhibit 9.
(14)(b) Consent of KPMG LLP, Independent Registered Public Accounting Firm to Putnam High Income Opportunities Trust -- Exhibit 10.
(16) Powers of Attorney - Exhibit 11.